UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Health Sciences Opportunities Portfolio
BlackRock Infrastructure Sustainable Opportunities Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Infrastructure Sustainable Opportunities Fund

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kaplito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%
U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)
International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)
Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Russell 1000® Growth Index. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest detractors from relative performance included investment decisions in the information technology (“IT”), energy and consumer staples sectors. Within IT, an underweight allocation to the technology hardware, storage and peripherals industry proved most costly, driven by a large underweight position in Apple Inc., while stock selection among IT services companies also weighed on relative return. In energy, a combination of stock selection and the timing of our overweight allocation to the oil & gas exploration & production sub-industry hurt relative results, including ownership of off-benchmark EQT Corp. and an overweight position in Pioneer Natural Resources Co. Lastly, in consumer staples, our decision to not invest in beverages and food & staples retailing companies dampened relative return, as did an overweight allocation to Olaplex Holdings, Inc. within the personal products industry.

The largest positive contributor to the Fund’s relative performance was positioning in the real estate sector. In particular, an underweight allocation to the equity REITs industry boosted relative return, most notably through avoiding positions in Crown Castle, Inc. and American Tower Corp. An overweight to the healthcare equipment and supplies industry, specifically to Intuitive Surgical, Inc., also proved additive. Finally, an overweight to LVMH, a luxury goods company within consumer discretionary, also contributed to relative performance during the period.

Describe recent portfolio activity.

During the period, exposure to healthcare increased with investment in the healthcare equipment and supplies sub-sector. Exposure to the IT sector increased as well. Conversely, exposure to communication services declined the most due to a decreased allocation to interactive media and services. Exposure to the energy sector also declined. The Fund’s cash position slightly decreased as well over the period.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the healthcare sector, followed by financials and IT. Conversely, the consumer staples sector was the largest underweight, followed by industrials and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Capital Appreciation Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(6.87)%	(31.37)%	N/A	9.36%	N/A	12.44%	N/A
Investor A	(7.01)	(31.55)	(35.15)%	9.08	7.91%	12.13	11.53%
Investor C	(7.38)	(32.08)	(32.65)	8.22	8.22	11.41	11.41
Class K	(6.86)	(31.33)	N/A	9.47	N/A	12.55	N/A
Class R	(7.20)	(31.83)	N/A	8.73	N/A	11.81	N/A
Russell 1000® Growth Index(c)	(1.76)	(21.64)	N/A	12.92	N/A	15.01	N/A
S&P 500® Index(d)	(0.40)	(9.21)	N/A	10.98	N/A	13.34	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.30	$3.49	$1,000.00	$1,021.46	$3.65	0.72%
Investor A	1,000.00	929.90	4.84	1,000.00	1,020.05	5.06	1.00
Investor C	1,000.00	926.20	8.86	1,000.00	1,015.87	9.25	1.83
Class K	1,000.00	931.40	3.12	1,000.00	1,021.83	3.29	0.65
Class R	1,000.00	928.00	6.60	1,000.00	1,018.23	6.88	1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Apple Inc.	8.7%
Microsoft Corp.	8.5
Amazon.com, Inc.	6.4
Visa, Inc., Class A	4.9
Alphabet, Inc., Class A	4.7
Intuit, Inc.	4.1
UnitedHealth Group, Inc.	3.5
ASML Holding NV, Registered Shares	3.4
S&P Global, Inc.	2.9
Tesla, Inc.	2.7

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Information Technology	44.7%
Consumer Discretionary	17.1
Health Care	16.9
Communication Services	7.3
Financials	5.4
Industrials	4.4
Energy	1.8
Materials	1.3
Other (each representing less than 1%)	0.6
Short-Term Securities	0.6
Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2022	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, all of the Fund’s share classes outperformed its benchmark, the Russell 3000® Health Care Index, except for Investor C Shares, which underperformed, the benchmark.

What factors influenced performance?

Healthcare stocks posted a gain in the annual period and outperformed the broader U.S. equity market. The sector was helped by its relatively low sensitivity to the key issues weighing on market performance, particularly rising interest rates and slowing economic growth.

The Fund’s outperformance stemmed from both stock selection and industry allocations. In terms of specific holdings, an overweight position in Abiomed, Inc. was the top contributor to relative performance. The stock rose on news of Johnson & Johnson’s plans to acquire the medical device company for $16.6 billion. An underweight in Johnson & Johnson also contributed, as the stock declined on worries that the company would face challenges meeting its ambitious growth targets following its acquisition of Abiomed. An overweight in Imago Biosciences, Inc., which rallied after Merck announced a bid for the company, was an additional contributor of note.

On the other hand, an out-of-benchmark holding in Sanofi SA was the largest detractor amid ongoing concerns regarding Zantac litigation. The lack of a position in Humana, Inc. detracted after the company reported lackluster earnings and reduced membership guidance. The investment adviser subsequently sold the position, which prevented the Fund from capitalizing on the stock’s subsequent recovery. An overweight in Zoetis, Inc. also hurt performance. The stock declined as supply chain issues, labor shortages and adverse foreign-currency effects hindered the company’s earnings.

Describe recent portfolio activity.

The Fund’s weightings in the biotechnology and medical devices and supplies sub-sectors increased. Conversely, its allocations to the healthcare providers and services and pharmaceuticals sub-sectors decreased.

Describe portfolio positioning at period end.

The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized the past six months. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the healthcare sector. In particular, it looked for selective growth opportunities stemming from innovation and technological developments, especially in the biotechnology, pharmaceuticals and medical devices industries. The investment adviser maintained an emphasis on diversification, risk management and fundamental analysis.

The investment adviser believed the long-term, secular drivers for the healthcare sector—including aging global demographics and innovation in medical technology—remain in place. It sees these trends, together with favorable valuations across the sector, as the foundation for a compelling long-term investment opportunity.

At the end of the period, the Fund was underweight in the pharmaceuticals industry and slightly overweight in biotechnology, healthcare providers and services and medical devices & supplies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Health Sciences Opportunities Portfolio

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.55%	3.13%	N/A	11.68%	N/A	15.78%	N/A
Service	6.38	2.82	N/A	11.35	N/A	15.44	N/A
Investor A	6.41	2.87	(2.53)%	11.39	10.19%	15.47	14.85%
Investor C	6.00	2.10	1.22	10.57	10.57	14.80	14.80
Class K	6.60	3.23	N/A	11.79	N/A	15.74	N/A
Class R	6.21	2.48	N/A	11.01	N/A	15.09	N/A
Russell 3000® Health Care Index(c)	6.08	2.65	N/A	11.69	N/A	14.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$ 1,065.50	$4.35	$ 1,000.00	$ 1,020.85	$4.26	0.84%
Service	1,000.00	1,063.80	5.91	1,000.00	1,019.34	5.77	1.14
Investor A	1,000.00	1,064.10	5.66	1,000.00	1,019.58	5.52	1.09
Investor C	1,000.00	1,060.00	9.55	1,000.00	1,015.80	9.35	1.85
Class K	1,000.00	1,066.00	3.86	1,000.00	1,021.33	3.80	0.75
Class R	1,000.00	1,062.10	7.54	1,000.00	1,017.75	7.39	1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
UnitedHealth Group, Inc.	8.7%
Eli Lilly & Co.	5.6
Johnson & Johnson	5.2
Merck & Co., Inc.	4.1
Thermo Fisher Scientific, Inc.	4.0
Amgen, Inc.	3.3
Elevance Health, Inc.	3.2
Boston Scientific Corp.	3.1
Danaher Corp.	3.1
Abbott Laboratories	2.9

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets
Pharmaceuticals	23.5%
Biotechnology	21.7
Health Care Providers & Services	21.4
Health Care Equipment & Supplies	19.6
Life Sciences Tools & Services	11.5
Other (each representing less than 1%)	0.3
Short-Term Securities	3.4
Liabilities in Excess of Other Assets	(1.4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

BlackRock Infrastructure Sustainable Opportunities Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

What factors influenced performance?

An overweight allocation to the communication services sector, where many stocks were disproportionately hurt by rising interest rates, was the largest detractor from relative performance. Overweight positions in U.S. healthcare stocks also detracted, as did an overweight to Eurozone toll road operators.

Stock selection in U.S. electric utilities made the largest contribution to performance. An overweight in the nuclear power operator Constellation Energy Corp., which rallied on hopes that the renewable-energy incentives in the Inflation Reduction Act would support further growth for the renewables sector, was a top contributor. An underweight in Canadian midstream energy stocks also contributed to performance. An overweight in the Japanese railroad and Canadian electric utilities sectors contributed, as well.

Describe recent portfolio activity.

The Fund’s weightings in U.K. diversified utilities increased due to the addition of National Grid PLC, and its weighting in U.K. water utilities rose following the purchase of Severn Trent PLC. The purchases reflected the investment adviser’s view that both companies stood to benefit from their inflation-linked cash flows. The Fund’s weightings in Hong Kong electric utilities and U.S. railroads also increased.

The Fund reduced its allocation to U.S. electric utilities on the belief that the sector’s strong performance limited the amount of further upside potential. The Fund also lowered its weightings in Eurozone electric utilities and Australia toll road operators.

Describe portfolio positioning at period end.

The Fund’s cash weighting was higher than the investment adviser’s long-term target. Given the uncertainty in the markets, the investment adviser sought to have cash on hand to capitalize on additional volatility by purchasing stocks saw as having favorable risk-return profiles.

The strategy is benchmark-agnostic in its construction, and looks to avoid the inherent United States bias that is prevalent in the most widely used infrastructure index, the FTSE Developed Core Infrastructure 50/50 Net Tax Index. The Fund therefore finished the period overweight in the Europe/Middle East/Africa region, with a weighting approximately 30 percentage points above that of the benchmark. The investment adviser believed the region offers a compelling opportunity due to the combination of unique assets and the tailwinds from the structural megatrends of decarbonization and digitization. The Fund had a sizable overweight to European electric utilities—with a weighting 13 percentage points above the index—on the belief that the region is home to some of the most attractive opportunities in the renewable power industry. The Fund also had a six percentage-point overweight in the Europe communications sector.

The Fund had a significant, 31 percentage-point underweight in the Americas. While this was not necessarily an active decision to avoid the United States, this Fund seeks to provide true global exposure. It was underweight in U.S. electric utilities on the view that Europe electric utilities offered a more compelling opportunity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(8.67)%	(8.62)%	N/A	(7.12)%	N/A
Investor A	(8.78)	(8.79)	(13.58)%	(7.34)	(11.53)%
Class K	(8.65)	(8.59)	N/A	(7.09)	N/A
FTSE Developed Core Infrastructure 50/50 Net Tax Index(d)	(6.00)	3.71	N/A	3.29	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics.

(c)	The Fund commenced operations on September 30, 2021.
(d)

Gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors: 50% utilities; 30% transportation, including capping of 7.5% for railroads/railways; and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$913.30	$4.76	$1,000.00	$1,020.09	$5.01	0.99%
Investor A	1,000.00	912.20	5.86	1,000.00	1,018.94	6.17	1.22
Class K	1,000.00	913.50	4.56	1,000.00	1,020.30	4.81	0.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Cellnex Telecom SA	5.8%
Enel SpA	5.1
Severn Trent PLC	4.8
SBA Communications Corp.	4.6
NEXTDC Ltd.	4.4
Public Service Enterprise Group, Inc.	4.4
Terna - Rete Elettrica Nazionale	4.4
Fraport AG Frankfurt Airport Services Worldwide	4.1
Smart Metering Systems PLC	3.8
American Tower Corp.	3.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Utilities	41.6%
Industrials	20.0
Real Estate	15.6
Communication Services	8.3
Information Technology	4.5
Energy	1.5
Short-Term Securities	7.4
Other Assets Less Liabilities	1.1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2022	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest detractors from relative performance included investment decisions in the healthcare, communication services, and energy sectors. In healthcare, within the life sciences tools and services industry, overweight positions in West Pharmaceutical Services, Inc. and Repligen Corp. weighed on relative results. Other detractors in the sector included an overweight allocation to pharmaceuticals and investment decisions among health care equipment & supplies companies. Following healthcare, a combination of stock selection and an overweight allocation to the communication services sector proved costly, primarily due to an overweight position in Match Group, Inc. within the interactive media and services industry. Lastly, an underweight allocation to the energy sector hurt relative performance, driven by a lack of exposure to Hess Corp. and Texas Pacific Land Corp. within the oil, gas & consumable fuels industry.

At the sector level, the largest positive contributors to the Fund’s relative performance were investment decisions in industrials and materials. In industrials, an overweight allocation to the commercial services & supplies industry proved beneficial, most notably due to a large overweight position in Copart, Inc., and stock selection among companies in the professional services and construction & engineering industries. In materials, the decision to avoid companies across the containers and packaging industry proved beneficial, specifically a lack of exposure to Ball Corp. and Crown Holdings Inc. Lastly, at the industry level, stock selection in the software industry contributed to relative return during the period.

Describe recent portfolio activity.

During the period, exposure to industrials increased with increased investment in the professional services sub-sector. Exposure to the consumer discretionary sector increased as well. Conversely, exposure to information technology (“IT”) declined the most due to a decreased allocation to IT services. Exposure to the communication services sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest overweight was in the industrials sector, followed by financials and consumer discretionary. Conversely, the healthcare sector was the largest underweight, followed by consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.46)%	(31.54)%	N/A	9.41%	N/A	14.02%	N/A
Service	(1.60)	(31.72)	N/A	9.13	N/A	13.67	N/A
Investor A	(1.61)	(31.72)	(35.31)%	9.12	7.95%	13.70	13.09%
Investor C	(1.96)	(32.21)	(32.88)	8.32	8.32	13.03	13.03
Class K	(1.43)	(31.49)	N/A	9.49	N/A	14.09	N/A
Class R	(1.72)	(31.89)	N/A	8.85	N/A	13.41	N/A
Russell Midcap® Growth Index(c)	4.54	(21.77)	N/A	9.10	N/A	12.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$985.40	$3.98	$1,000.00	$1,021.06	$4.05	0.80%
Service	1,000.00	984.00	5.22	1,000.00	1,019.80	5.32	1.05
Investor A	1,000.00	983.90	5.22	1,000.00	1,019.80	5.32	1.05
Investor C	1,000.00	980.40	8.94	1,000.00	1,016.04	9.10	1.80
Class K	1,000.00	985.70	3.50	1,000.00	1,021.55	3.55	0.70
Class R	1,000.00	982.80	6.46	1,000.00	1,018.55	6.58	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
MSCI, Inc.	3.5%
Cadence Design Systems, Inc.	3.5
Copart, Inc.	3.2
Synopsys, Inc.	3.0
Cintas Corp.	2.8
Paycom Software, Inc.	2.7
ON Semiconductor Corp.	2.7
Monolithic Power Systems, Inc.	2.6
Match Group, Inc.	2.6
Veeva Systems, Inc., Class A	2.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	26.4%
Industrials	20.4
Consumer Discretionary	18.3
Health Care	13.6
Financials	9.5
Communication Services	6.1
Energy	2.7
Real Estate	1.6
Materials	1.2
Short-Term Securities	4.8
Liabilities in Excess of Other Assets	(4.6)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2022	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Stock selection within the internet sub-sector was the largest detractor from relative performance. Among individual securities, an off-benchmark position in South Korean internet company Kakao was the largest detractor, as high inflation dampened consumer sentiment and led to cuts in advertising spending from its customers as they attempted to protect their profit margins. An off-benchmark position in workplace collaboration software provider Atlassian was another notable detractor after it reported weak earnings during the period and suggested that poor consumer sentiment led to reduced sales conversions. Lastly, an off-benchmark position in electric vehicle manufacturer Tesla notably detracted after investors grew concerned that a market downturn would have a negative impact on EV demand.

By contrast, the Fund’s overweight allocation to the internet sub-sector was the largest contributor to relative performance. At the individual security level, an off-benchmark position in Wolfspeed was the largest contributor, as the semiconductor manufacturer reported strong earnings and revenues above analyst expectations. It also raised its three-year revenue projections, highlighting its robust demand pipeline. Additionally, an overweight position in credit reporting specialist Fair Isaac was a notable contributor, as the company cited higher-than-expected transaction volume and provided a positive outlook for 2023. The Fund’s lack of a position in benchmark component Intel also contributed to performance after the semiconductor company struggled to keep up with demand in its data center business.

Describe recent portfolio activity.

Overall, the Fund increased its exposure to stable, quality stocks, adding more defensive characteristics to the portfolio in the midst of broader market volatility, and it exited out of select high-multiple stocks with negative earnings. The Fund’s exposure to semiconductor companies decreased from 27% to 25% during the period, while allocations to internet companies fell from 12% to 10%. Meanwhile, exposure to several sub-sector increased, including hardware (15% to 17%), software (25% to 26%), and services (16% to 17%). The Fund’s 2% allocation to content & infrastructure stocks remained unchanged during the period.

Describe portfolio positioning at period end.

The Fund finished the period overweight in the internet and semiconductors sub-sectors, and underweight in hardware and software. This positioning reflected the investment adviser’s view favoring value-oriented, higher-quality companies in light of higher interest rates and inflation expectations as well as additional uncertainties from slowing economic growth and ongoing geopolitical instability. While reducing its exposure to long-duration assets such as non-profitable technology stocks, the Fund has maintained its exposure to long-term secular themes within the portfolio, such as artificial intelligence, cloud computing, and electric vehicles, as well as more nascent themes such as the metaverse, space, and quantum computing. Although growth assets have been penalized due to rising rate concerns, the fundamentals of the companies within the portfolio remain compelling. The secular growth trends driving technology are multi-year transformations that are expected to persist regardless of the macroeconomic environment or geopolitical risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Technology Opportunities Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(9.07)%	(38.76)%	N/A	13.19%	N/A	18.26%	N/A
Service	(9.20)	(38.92)	N/A	12.91	N/A	17.99	N/A
Investor A	(9.21)	(38.91)	(42.12)%	12.90	11.69%	17.94	17.31%
Investor C	(9.56)	(39.36)	(39.94)	12.07	12.07	17.19	17.19
Class K	(9.04)	(38.72)	N/A	13.24	N/A	18.29	N/A
Class R	(9.29)	(39.06)	N/A	12.62	N/A	17.63	N/A
MSCI All-Country World Information Technology Index(c)	(4.59)	(22.98)	N/A	13.94	N/A	16.55	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$909.30	$4.40	$1,000.00	$1,020.46	$4.66	0.92%
Service	1,000.00	908.00	5.60	1,000.00	1,019.20	5.92	1.17
Investor A	1,000.00	907.90	5.60	1,000.00	1,019.20	5.92	1.17
Investor C	1,000.00	904.40	9.17	1,000.00	1,015.44	9.70	1.92
Class K	1,000.00	909.60	4.15	1,000.00	1,020.72	4.41	0.87
Class R	1,000.00	907.10	6.79	1,000.00	1,017.95	7.18	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	13

Fund Summary as of November 30, 2022 (continued)	BlackRock Technology Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	9.3%
Microsoft Corp.	7.8
Mastercard, Inc., Class A	3.6
Visa, Inc., Class A	3.3
ASML Holding NV	3.3
Tesla, Inc.	3.1
Alphabet, Inc., Class A	2.6
Cadence Design Systems, Inc.	2.6
Wolfspeed, Inc.	2.6
Automatic Data Processing, Inc.	2.1

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets
Semiconductors & Semiconductor Equipment	25.9%
Software	25.4
IT Services	16.0
Technology Hardware, Storage & Peripherals	9.8
Interactive Media & Services	4.0
Internet & Direct Marketing Retail	3.7
Automobiles	3.5
Entertainment	2.7
Electronic Equipment, Instruments & Components	2.1
Hotels, Restaurants & Leisure	1.3
Other (each representing less than 1%)	5.1
Short-Term Securities	3.2
Liabilities in Excess of Other Assets	(2.7)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Capital Appreciation Fund, Inc.’s Class K Shares performance shown prior to the Class K Shares inception date of August 15, 2016 is that of BlackRock Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc. and BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, The Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.5%
TransDigm Group, Inc.	115,526	$72,608,091

Automobiles — 2.7%
Tesla, Inc.(a)	411,354	80,090,624

Capital Markets — 5.4%
Blackstone, Inc., NVS	470,453	43,060,563
MSCI, Inc.	66,457	33,748,858
S&P Global, Inc.	240,053	84,690,699

		161,500,120

Chemicals — 1.3%
Sherwin-Williams Co.	156,309	38,949,077

Commercial Services & Supplies — 1.9%
Cintas Corp.	69,624	32,150,971
Waste Connections, Inc.	171,201	24,738,544

		56,889,515

Equity Real Estate Investment Trusts (REITs) — 0.6%
Prologis, Inc.	141,430	16,659,040

Health Care Equipment & Supplies — 4.8%
Boston Scientific Corp.(a)	670,447	30,351,136
IDEXX Laboratories, Inc.(a)	110,795	47,184,266
Intuitive Surgical, Inc.(a)	240,043	64,905,227

		142,440,629

Health Care Providers & Services — 3.5%
UnitedHealth Group, Inc.	189,480	103,789,565

Hotels, Restaurants & Leisure — 3.2%
Chipotle Mexican Grill, Inc.(a)	25,979	42,266,794
Evolution AB(b)	511,942	52,732,050

		94,998,844

Interactive Media & Services — 6.4%
Alphabet, Inc., Class A(a)	1,382,914	139,660,485
Match Group, Inc.(a)	961,057	48,591,042

		188,251,527

Internet & Direct Marketing Retail — 6.4%
Amazon.com, Inc.(a)	1,968,447	190,033,873

IT Services — 8.0%
Adyen NV(a)(b)	7,626	12,013,381
Mastercard, Inc., Class A	215,172	76,687,301
MongoDB, Inc.(a)	26,790	4,090,565
Visa, Inc., Class A	665,529	144,419,793

		237,211,040

Life Sciences Tools & Services — 5.3%
Danaher Corp.	244,437	66,831,520
Lonza Group AG, Registered Shares	71,500	37,615,613
Thermo Fisher Scientific, Inc.	94,801	53,109,416

		157,556,549

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy, Inc.	241,033	42,267,547
EQT Corp.	289,301	12,269,255

		54,536,802
Pharmaceuticals — 3.3%
AstraZeneca PLC, ADR	754,701	51,297,027
Zoetis, Inc.	306,735	47,280,133

		98,577,160

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 10.5%
Advanced Micro Devices, Inc.(a)	656,775	$50,985,443
ASML Holding NV, Registered Shares	165,718	100,776,430
KLA Corp.	140,070	55,068,520
Marvell Technology, Inc.	1,293,326	60,165,526
NVIDIA Corp.	260,951	44,160,738

		311,156,657

Software — 17.5%
Bill.com Holdings, Inc.(a)	184,566	22,225,438
Cadence Design Systems, Inc.(a)	333,461	57,368,630
Intuit, Inc.	296,653	120,912,796
Microsoft Corp.	993,161	253,395,098
ServiceNow, Inc.(a)	153,162	63,761,341

		517,663,303

Technology Hardware, Storage & Peripherals — 8.7%
Apple Inc.	1,740,317	257,619,125

Textiles, Apparel & Luxury Goods — 4.8%
LVMH Moet Hennessy Louis Vuitton SE	98,484	76,426,421
Nike, Inc., Class B	591,008	64,827,667

		141,254,088

Total Common Stocks — 98.6% (Cost: $1,926,213,907)		2,921,785,629

Preferred Securities

Preferred Stocks — 0.9%

Interactive Media & Services — 0.9%
Bytedance Ltd., Series E-1(a)(c)(d)	177,291	28,879,994

Total Long-Term Investments — 99.5% (Cost: $1,945,640,423)		2,950,665,623

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(e)(f)	17,361,998	17,361,998

Total Short-Term Securities — 0.6% (Cost: $17,361,998)		17,361,998

Total Investments — 100.1% (Cost: $1,963,002,421)		2,968,027,621

Liabilities in Excess of Other Assets — (0.1)%		(4,217,434)

Net Assets — 100.0%		$2,963,810,187

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $28,879,994, representing 1.0% of its net assets as of period end, and an original cost of $19,426,516.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Capital Appreciation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds,
T-Fund, Institutional Class	$95,737,315	$—	$(78,375,317	)(a)	$—	$—	$17,361,998	17,361,998	$721,813		$—
SL Liquidity Series, LLC,
Money Market Series(b)	11,761,599	—	(11,763,390	)(a)	3,949	(2,158)	—	—	30,342	(c)	—

					$3,949	$(2,158)	$17,361,998		$752,155		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$72,608,091	$—	$—	$72,608,091
Automobiles	80,090,624	—	—	80,090,624
Capital Markets	161,500,120	—	—	161,500,120
Chemicals	38,949,077	—	—	38,949,077
Commercial Services & Supplies	56,889,515	—	—	56,889,515
Equity Real Estate Investment Trusts (REITs)	16,659,040	—	—	16,659,040
Health Care Equipment & Supplies	142,440,629	—	—	142,440,629
Health Care Providers & Services	103,789,565	—	—	103,789,565
Hotels, Restaurants & Leisure	42,266,794	52,732,050	—	94,998,844
Interactive Media & Services	188,251,527	—	—	188,251,527
Internet & Direct Marketing Retail	190,033,873	—	—	190,033,873
IT Services	225,197,659	12,013,381	—	237,211,040
Life Sciences Tools & Services	119,940,936	37,615,613	—	157,556,549
Oil, Gas & Consumable Fuels	54,536,802	—	—	54,536,802
Pharmaceuticals	98,577,160	—	—	98,577,160
Semiconductors & Semiconductor Equipment	311,156,657	—	—	311,156,657
Software	517,663,303	—	—	517,663,303
Technology Hardware, Storage & Peripherals	257,619,125	—	—	257,619,125
Textiles, Apparel & Luxury Goods	64,827,667	76,426,421	—	141,254,088
Preferred Securities	—	—	28,879,994	28,879,994
Short-Term Securities
Money Market Funds	17,361,998	—	—	17,361,998

	$2,760,360,162	$178,787,465	$28,879,994	$2,968,027,621

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 21.4%
AbbVie, Inc.	1,695,600	$273,296,808
Alkermes PLC(a)(b)	356,424	8,832,187
Alnylam Pharmaceuticals, Inc.(a)	250,177	55,186,544
Ambrx Biopharma, Inc., ADR(a)	842,148	412,610
Amgen, Inc.	1,087,435	311,441,384
Arcutis Biotherapeutics, Inc.(a)(b)	799,932	13,782,828
Argenx SE, ADR(a)	117,442	46,738,393
Biogen, Inc.(a)	457,568	139,636,027
BioMarin Pharmaceutical, Inc.(a)	491,040	49,585,219
BioNTech SE, ADR	137,130	22,903,453
Blueprint Medicines Corp.(a)(b)	223,375	10,675,091
Cerevel Therapeutics Holdings, Inc.(a)(b)	312,854	9,060,252
Decibel Therapeutics, Inc.(a)(b)	897,801	2,756,249
Design Therapeutics, Inc.(a)(b)	257,492	3,604,888
Enanta Pharmaceuticals, Inc.(a)	57,153	2,502,730
Exact Sciences Corp.(a)	263,958	11,864,912
Genmab A/S(a)	42,470	19,680,384
Genmab A/S, ADR(a)(b)	289,405	13,466,015
Gilead Sciences, Inc.	2,619,182	230,042,755
Horizon Therapeutics PLC(a)	248,545	24,926,578
Imago Biosciences, Inc.(a)(b)	907,400	32,385,106
Immuneering Corp., Class A(a)	264,380	1,715,826
Immunocore Holdings PLC, ADR(a)(b)	181,355	11,390,908
Incyte Corp.(a)	458,365	36,517,940
Ionis Pharmaceuticals, Inc.(a)	293,400	11,967,786
Karuna Therapeutics, Inc.(a)(b)	58,390	13,739,751
Legend Biotech Corp., ADR(a)	227,561	11,721,667
Mirati Therapeutics, Inc.(a)(b)	69,495	6,350,453
Moderna, Inc.(a)(b)	570,284	100,318,659
Monte Rosa Therapeutics, Inc.(a)(b)	533,603	4,524,953
MoonLake Immunotherapeutics(a)(b)	226,542	2,181,600
Neurocrine Biosciences, Inc.(a)	354,880	45,091,053
Nuvalent, Inc., Class A(a)	176,992	5,819,497
PMV Pharmaceuticals, Inc.(a)(b)	306,148	3,055,357
Prime Medicine, Inc.(a)(b)	360,982	6,205,281
Prothena Corp. PLC(a)	137,132	8,572,121
PTC Therapeutics, Inc.(a)	134,325	5,573,144
Regeneron Pharmaceuticals, Inc.(a)	169,782	127,625,129
REVOLUTION Medicines, Inc.(a)	305,798	7,213,775
Rhythm Pharmaceuticals, Inc.(a)	756,852	20,260,928
Rocket Pharmaceuticals, Inc.(a)	209,841	3,961,798
Sage Therapeutics, Inc.(a)(b)	343,935	14,115,092
Sarepta Therapeutics, Inc.(a)(b)	301,019	36,968,143
Seagen, Inc.(a)	341,700	41,478,963
Sigilon Therapeutics, Inc.(a)(b)	332,626	138,605
Tenaya Therapeutics, Inc.(a)	431,076	1,142,351
TScan Therapeutics, Inc.(a)	551,194	1,185,067
Ultragenyx Pharmaceutical, Inc.(a)	99,990	3,629,637
Vertex Pharmaceuticals, Inc.(a)	714,739	226,143,420

		2,041,389,317

Diversified Financial Services — 0.1%
Health Sciences Acquisitions Corp. 2(a)	262,308	2,596,849
MedTech Acquisition Corp., Class A(a)	831,621	8,357,791

		10,954,640

Health Care Equipment & Supplies — 19.4%
Abbott Laboratories	2,585,443	278,141,958
ABIOMED, Inc.(a)	243,643	92,045,889
Alcon, Inc.	1,123,798	77,418,444
Align Technology, Inc.(a)	63,695	12,526,259
Bausch + Lomb Corp.(a)(b)	1,268,266	19,188,865

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc.	1,168,311	$66,044,621
Boston Scientific Corp.(a)	6,434,908	291,308,285
Cooper Cos., Inc.	103,037	32,595,755
Dexcom, Inc.(a)	832,633	96,818,565
Edwards Lifesciences Corp.(a)	607,879	46,958,653
Glaukos Corp.(a)	77,335	3,601,491
Insulet Corp.(a)(b)	137,677	41,216,364
Intuitive Surgical, Inc.(a)	717,534	194,014,018
iRhythm Technologies, Inc.(a)	36,545	3,985,232
Masimo Corp.(a)	99,835	14,470,085
Medtronic PLC	2,002,837	158,304,236
Nevro Corp.(a)	701,343	32,759,732
Novocure Ltd.(a)(b)	188,610	14,492,792
Omnicell, Inc.(a)	110,704	5,713,433
Penumbra, Inc.(a)(b)	300,145	62,883,379
ResMed, Inc.	334,912	77,096,742
Stryker Corp.	834,385	195,154,308
Zimmer Biomet Holdings, Inc.	239,113	28,717,471

		1,845,456,577

Health Care Providers & Services — 21.4%
Agiliti, Inc.(a)(b)	631,112	10,419,659
Amedisys, Inc.(a)	367,363	33,463,096
AmerisourceBergen Corp.	869,425	148,402,153
Centene Corp.(a)	1,070,505	93,187,460
Cigna Corp.	687,981	226,270,071
Elevance Health, Inc.	562,502	299,768,566
Encompass Health Corp.	749,047	43,804,269
Guardant Health, Inc.(a)(b)	208,529	10,914,408
HCA Healthcare, Inc.	132,351	31,793,357
LHC Group, Inc.(a)(b)	368,131	60,156,287
McKesson Corp.	382,710	146,072,753
Quest Diagnostics, Inc.	647,908	98,371,872
UnitedHealth Group, Inc.	1,517,369	831,154,043

		2,033,777,994

Life Sciences Tools & Services — 11.5%
10X Genomics, Inc., Class A(a)	166,778	6,447,638
Agilent Technologies, Inc.	1,016,163	157,484,942
Avantor, Inc.(a)	1,282,066	28,564,431
Danaher Corp.	1,062,813	290,583,702
ICON PLC(a)(b)	130,435	28,100,916
IQVIA Holdings, Inc.(a)	394,897	86,095,444
IsoPlexis Corp.(a)(b)	554,988	754,784
Mettler-Toledo International, Inc.(a)	16,425	24,137,523
Nautilus Biotechnology, Inc.(a)	308,716	558,776
QIAGEN NV(a)	406,956	20,160,600
Rapid Micro Biosystems, Inc., Class A(a)(b)	377,456	773,785
Thermo Fisher Scientific, Inc.	673,852	377,505,367
Waters Corp.(a)	175,735	60,909,751
West Pharmaceutical Services, Inc.	47,940	11,249,600

		1,093,327,259

Pharmaceuticals — 23.5%
Arvinas, Inc.(a)	171,970	7,057,649
AstraZeneca PLC	946,679	128,124,156
AstraZeneca PLC, ADR	398,642	27,095,697
Bristol-Myers Squibb Co.	615,670	49,425,987
Catalent, Inc.(a)	243,855	12,224,451
Daiichi Sankyo Co. Ltd.	1,783,500	59,070,522
Eli Lilly & Co.(b)	1,425,371	528,926,671
Johnson & Johnson	2,800,738	498,531,364
Merck & Co., Inc.	3,535,314	389,308,778
Pfizer, Inc.	5,311,709	266,275,972

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals (continued)
Roche Holding AG, NVS		134,294	$43,863,629
Sanofi		388,736	35,114,255
Zoetis, Inc.		1,215,671	187,383,528

			2,232,402,659

Total Common Stocks — 97.3% (Cost: $5,738,749,258)			9,257,308,446

		Par (000)

Other Interests(a)(c)(d)
Afferent Pharmaceuticals, Inc., Series C (Acquired 06/30/15, cost $0)	USD	3,421	2,599,686
Affinivax Inc. (Acquired 08/19/22, cost $0)		123	1,586,886

Total Other Interests — 0.1% (Cost: $0)			4,186,572

		Shares

Preferred Securities

Preferred Stocks — 0.6%

Biotechnology — 0.2%
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(c)(d)		858,333	3,398,999
Goldfinch Bio, Inc., Series B (Acquired 06/26/20 -03/21/22, cost $4,152,184)(a)(c)(d)		3,518,800	1,126,016
Laronde, Inc., Series B (Acquired 07/28/21, cost $10,822,560)(a)(c)(d)		386,520	9,740,304
Neurogene, Inc., Series B (Acquired 12/14/20 -09/22/21, cost $5,099,600)(a)(c)(d)		2,090,000	5,099,600

			19,364,919

Health Care Equipment & Supplies — 0.2%
Exo Imaging, Inc., Series C (Acquired 06/24/21, cost $11,178,997)(a)(c)(d)		1,908,330	7,060,821
Quanta Dialysis Technologies Ltd., Series D (Acquired 06/18/21, cost $9,727,321)(a)(c)(d)		80,024,425	6,365,663
Swift Health Systems, Inc., Series D (Acquired 08/27/21, cost $5,271,070)(a)(c)(d)		1,700,345	3,264,662

			16,691,146

Pharmaceuticals — 0.0%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(c)(d)		592,636	7,046,442

Software — 0.2%
Carbon Health Technologies, Inc. (Acquired 07/09/21, cost $16,855,000)(a)(c)(d)		16,855	16,891,744

Total Preferred Securities — 0.6% (Cost: $79,096,694)			59,994,251

Security	Shares	Value

Warrants(a)

Biotechnology — 0.0%
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 0.00)	77,354	$9,901

Health Care Providers & Services — 0.0%
CareMax, Inc. (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike
Price USD 0.00)	88,432	48,638

Total Warrants — 0.0% (Cost: $306,235)		58,539

Total Long-Term Investments — 98.0% (Cost: $5,818,152,187)		9,321,547,808

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(e)(f)	154,471,762	154,471,762
SL Liquidity Series, LLC, Money Market Series, 4.05%(e)(f)(g)	165,225,283	165,159,193

Total Short-Term Securities — 3.4% (Cost: $319,601,508)		319,630,955

Total Investments — 101.4% (Cost: $6,137,753,695)		9,641,178,763

Liabilities in Excess of Other Assets — (1.4)%		(130,915,453)

Net Assets — 100.0%		$9,510,263,310

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $64,180,823, representing 0.7% of its net assets as of period end, and an original cost of $79,096,694.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$371,570,572	$—		$(217,098,810	)(a)	$—	$—	$154,471,762	154,471,762	$1,504,513		$—
SL Liquidity Series, LLC, Money Market Series	130,080,903	35,093,374	(a)	—		(15,756)	672	165,159,193	165,225,283	707,008	(b)	—

						$(15,756)	$672	$319,630,955		$2,211,521		$—

(a)	Represents net amount purchased (sold).

(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	13,687,000	USD	13,678,481	JPMorgan Chase Bank N.A.	12/15/22	$583,720
GBP	41,086,000	USD	47,204,831	JPMorgan Chase Bank N.A.	12/15/22	2,344,328

						$2,928,048

USD	8,189,544	CHF	7,735,600	Deutsche Bank AG	12/15/22	(3,071)
USD	53,230,298	EUR	52,211,700	Bank of New York Mellon	12/15/22	(1,175,616)
USD	71,615,362	GBP	64,859,000	State Street Bank & Trust Co.	12/15/22	(6,603,714)
USD	44,254,136	GBP	37,750,000	UBS AG	12/15/22	(1,271,852)

						(9,054,253)

						$(6,126,205)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,928,048	$—	$—	$2,928,048

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$9,054,253	$—	$—	$9,054,253

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$12,062,437	$—	$—	$12,062,437
Options purchased(a)	—	—	(425,702)	—	—	—	(425,702)

	$—	$—	$(425,702)	$12,062,437	$—	$—	$11,636,735

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(11,204,774)	$—	$—	$(11,204,774)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$142,808,759
Average amounts sold — in USD	$30,441,656
Options
Average value of option contracts purchased	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$2,928,048	$9,054,253

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,928,048	$9,054,253

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$2,928,048	$9,054,253

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio

The following table presents the Funds’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
JPMorgan Chase Bank N.A	$2,928,048	$—	$—	$—	$2,928,048

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Bank of New York Mellon	$1,175,616	$—	$—	$—	$1,175,616
Deutsche Bank AG	3,071	—	—	—	3,071
State Street Bank and Trust Co.	6,603,714	—	—	—	6,603,714
UBS AG	1,271,852	—	—	—	1,271,852

	$9,054,253	$—	$—	$—	$9,054,253

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$2,021,708,933	$19,680,384	$—	$2,041,389,317
Diversified Financial Services	10,954,640	—	—	10,954,640
Health Care Equipment & Supplies	1,845,456,577	—	—	1,845,456,577
Health Care Providers & Services	2,033,777,994	—	—	2,033,777,994
Life Sciences Tools & Services	1,093,327,259	—	—	1,093,327,259
Pharmaceuticals	1,966,230,097	266,172,562	—	2,232,402,659
Other Interests	—	—	4,186,572	4,186,572
Preferred Securities	—	—	59,994,251	59,994,251
Warrants	58,539	—	—	58,539
Short-Term Securities
Money Market Funds	154,471,762	—	—	154,471,762

	$9,125,985,801	$285,852,946	$64,180,823	9,476,019,570

Investments valued at NAV(a)				165,159,193

				$9,641,178,763
Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$2,928,048	$—	$2,928,048
Liabilities
Foreign Currency Exchange Contracts	—	(9,054,253)	—	(9,054,253)

	$—	$(6,126,205)	$—	$(6,126,205)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30,2022	BlackRock Infrastructure Sustainable Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 3.8%
Smart Metering Systems PLC	34,778	$335,749

Diversified Telecommunication Services — 8.3%
Cellnex Telecom SA(a)	14,802	509,018
IHS Holding Ltd.(b)(c)	12,275	88,626
Infrastrutture Wireless Italiane SpA(a)	13,418	133,828

		731,472

Electric Utilities — 26.9%
CLP Holdings Ltd.	35,500	257,604
Constellation Energy Corp.	1,784	171,478
EDP - Energias de Portugal SA	55,573	263,696
Enel SpA	83,846	452,331
Eversource Energy	3,521	291,750
Exelon Corp.	5,567	230,307
Hydro One Ltd.(a)	5,334	149,177
NextEra Energy, Inc.	974	82,498
Terna - Rete Elettrica Nazionale	50,884	389,768
Xcel Energy, Inc.	1,194	83,843

		2,372,452

Equity Real Estate Investment Trusts (REITs) — 15.6%
Aedifica SA	1,018	80,221
Alexandria Real Estate Equities, Inc.	1,639	255,045
American Tower Corp.	1,410	311,963
Equinix, Inc.	274	189,238
Physicians Realty Trust.	8,848	132,101
SBA Communications Corp.	1,368	409,442

		1,378,010

IT Services — 4.5%
NEXTDC Ltd.(b)	57,086	391,676

Multi-Utilities — 9.9%
Consolidated Edison, Inc.	888	87,059
National Grid PLC	25,014	307,699
Public Service Enterprise Group, Inc.	6,458	391,032
REN - Redes Energeticas Nacionais SGPS SA	32,541	86,177

		871,967

Oil, Gas & Consumable Fuels — 1.5%
Archaea Energy, Inc.(b)	4,960	128,662

Security	Shares	Value

Road & Rail — 4.5%
Canadian Pacific Railway Ltd.	1,132	$92,679
CSX Corp.	6,658	217,650
West Japan Railway Co.	2,000	85,199

		395,528

Transportation Infrastructure — 11.7%
Aena SME SA(a)(b)	1,420	183,227
Flughafen Zurich AG, Registered Shares(b)	1,268	210,836
Fraport AG Frankfurt Airport Services Worldwide(b)	8,262	361,586
Hamburger Hafen und Logistik AG	6,538	79,305
Transurban Group	19,705	192,649

		1,027,603

Water Utilities — 4.8%
Severn Trent PLC	12,857	423,153

Total Long-Term Investments — 91.5% (Cost: $8,630,540)		8,056,272

Short-Term Securities

Money Market Funds — 7.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(d)(e)	585,752	585,752
SL Liquidity Series, LLC, Money Market Series, 4.05%(d)(e)(f)	68,022	67,995

Total Short-Term Securities — 7.4% (Cost: $653,749)		653,747

Total Investments — 98.9% (Cost: $9,284,289)		8,710,019

Other Assets Less Liabilities — 1.1%		97,107

Net Assets — 100.0%		$8,807,126

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$94,744	$491,008	(a)	$—	$—	$—	$585,752	585,752	$4,655		$—
SL Liquidity Series, LLC, Money Market Series	—	68,000	(a)	—	(3)	(2)	67,995	68,022	137	(b)	—

					$(3)	$(2)	$653,747		$4,792		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA	(c)	02/27/23	$131,076	$3,959	(b)	$135,011	1.5%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(b)	Amount includes $24 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(c)
Range:	26 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date February 27, 2023:

	Shares	Value	%of Basket Value
Reference Entity — Long

Common Stocks
Electric Utilities
EDP - Energias de Portugal SA	28,453	$135,011	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$135,011

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$3,959	$ —

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$—	$3,959	$—	$—	$—	$3,959

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$—	$(2,884)	$—	$—	$—	$(2,884)

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$95	$—	$—	$—	$95

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$137,680

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$3,959	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,959	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,959	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$3,959	$—	$—	$—	$3,959

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Infrastructure Sustainable Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Commercial Services & Supplies	$335,749	$—	$—	$335,749
Diversified Telecommunication Services	88,626	642,846	—	731,472
Electric Utilities	1,009,053	1,363,399	—	2,372,452
Equity Real Estate Investment Trusts (REITs)	1,297,789	80,221	—	1,378,010
IT Services	—	391,676	—	391,676
Multi-Utilities	478,091	393,876	—	871,967
Oil, Gas & Consumable Fuels	128,662	—	—	128,662
Road & Rail	310,329	85,199	—	395,528
Transportation Infrastructure	—	1,027,603	—	1,027,603
Water Utilities	—	423,153	—	423,153
Short-Term Securities
Money Market Funds	585,752	—	—	585,752

	$4,234,051	$4,407,973	$—	8,642,024

Investments valued at NAV(a)				67,995

				$8,710,019

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$3,959	$—	$3,959

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.0%
HEICO Corp.(a)	1,507,401	$244,666,256
TransDigm Group, Inc.	426,354	267,963,489

		512,629,745

Automobiles — 2.0%
Ferrari NV	1,154,737	257,564,088

Banks — 0.0%
SVB Financial Group(b)	13,681	3,170,982

Capital Markets — 9.5%
Ares Management Corp., Class A	2,079,284	162,995,073
KKR & Co., Inc.(a)	5,642,896	292,979,160
LPL Financial Holdings, Inc.	27,060	6,405,373
MSCI, Inc.	885,694	449,781,984
Tradeweb Markets, Inc., Class A	4,696,042	288,618,741

		1,200,780,331

Commercial Services & Supplies — 9.6%
Cintas Corp.	772,805	356,865,893
Copart, Inc.(b)	6,025,072	401,028,792
Rollins, Inc.	6,162,761	249,222,055
Waste Connections, Inc.	1,509,306	218,094,717

		1,225,211,457

Communications Equipment — 1.4%
Motorola Solutions, Inc.	641,628	174,651,142

Construction & Engineering — 1.4%
WillScot Mobile Mini Holdings Corp.(b)	3,551,710	171,227,939

Construction Materials — 1.2%
Vulcan Materials Co.(a)	807,668	148,069,774

Distributors — 1.5%
Pool Corp.(a)	576,049	189,756,301

Electronic Equipment, Instruments & Components — 1.4%
Teledyne Technologies, Inc.(a)(b)	435,079	182,776,688

Entertainment — 3.5%
Liberty Media Corp. - Liberty Formula One, Class C, NVS(b)	4,062,670	247,579,110
Live Nation Entertainment, Inc.(a)(b)	2,739,656	199,337,370

		446,916,480

Equity Real Estate Investment Trusts (REITs) — 1.6%
Rexford Industrial Realty, Inc.(a)	643,462	35,577,014
SBA Communications Corp.	567,542	169,865,321

		205,442,335

Health Care Equipment & Supplies — 3.0%
IDEXX Laboratories, Inc.(a)(b)	735,281	313,134,120
Insulet Corp.(a)(b)	238,357	71,356,935

		384,491,055

Health Care Technology — 3.2%
Doximity, Inc., Class A(a)(b)	2,634,176	89,535,642
Veeva Systems, Inc., Class A(b)	1,677,737	319,374,016

		408,909,658

Hotels, Restaurants & Leisure — 8.8%
Domino’s Pizza, Inc.	48,312	18,780,324
Evolution AB(c)	2,537,953	261,419,193
Expedia Group, Inc.(b)	2,402,795	256,714,618
Penn Entertainment, Inc.(a)(b)	1,265,262	44,524,570

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc., Class A(b)	3,835,188	$300,525,331
Vail Resorts, Inc.	903,787	232,761,304

		1,114,725,340

Interactive Media & Services — 2.6%
Match Group, Inc.(a)(b)	6,412,038	324,192,641

Internet & Direct Marketing Retail — 2.0%
Etsy, Inc.(a)(b)	1,910,962	252,418,971

IT Services — 1.6%
Globant SA(a)(b)	1,043,251	195,484,373
MongoDB, Inc.(a)(b)	42,422	6,477,415

		201,961,788

Life Sciences Tools & Services — 7.4%
Agilent Technologies, Inc.(a)	733,950	113,747,571
Bio-Techne Corp.	2,286,936	194,366,690
Charles River Laboratories International, Inc.(b)	931,415	212,893,526
Mettler-Toledo International, Inc.(a)(b)	77,712	114,202,447
Repligen Corp.(a)(b)	440,401	78,761,315
West Pharmaceutical Services, Inc.	941,001	220,815,295

		934,786,844

Machinery — 1.3%
Chart Industries, Inc.(b)	233,604	33,403,036
IDEX Corp.(a)	565,676	134,342,393

		167,745,429

Media — 0.0%
Cable One, Inc.	3,586	2,597,304

Oil, Gas & Consumable Fuels — 2.7%
Cheniere Energy, Inc.(a)	1,313,429	230,322,910
Diamondback Energy, Inc.	447,959	66,306,891
EQT Corp.	996,040	42,242,056

		338,871,857

Professional Services — 1.8%
CoStar Group, Inc.(b)	2,777,373	225,078,308

Road & Rail — 2.3%
Old Dominion Freight Line, Inc.(a)	978,850	296,209,798

Semiconductors & Semiconductor Equipment — 9.3%
Enphase Energy, Inc.(b)	641,328	205,603,343
Entegris, Inc.(a)	3,939,516	304,485,192
Monolithic Power Systems, Inc.(a)	867,528	331,360,995
ON Semiconductor Corp.(b)	4,529,378	340,609,226

		1,182,058,756

Software — 12.7%
Bill.com Holdings, Inc.(a)(b)	1,826,778	219,980,607
Cadence Design Systems, Inc.(b)	2,601,080	447,489,803
Five9, Inc.(a)(b)	1,306,379	83,751,958
HubSpot, Inc.(a)(b)	382,433	115,888,672
Paycom Software, Inc.(b)	1,009,917	342,462,855
Synopsys, Inc.(b)	1,129,326	383,451,350
Tyler Technologies, Inc.(b)	62,010	21,253,307

		1,614,278,552

Specialty Retail — 2.8%
Burlington Stores, Inc.(a)(b)	554,694	108,542,522
Tractor Supply Co.(a)	1,104,498	249,958,942

		358,501,464

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.(b)	388,824	$147,873,655

Total Long-Term Investments — 99.8% (Cost: $10,454,427,628)		12,672,898,682

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(d)(e)	29,166,488	29,166,488
SL Liquidity Series, LLC, Money Market Series, 4.05%(d)(e)(f)	578,243,481	578,095,913

Total Short-Term Securities — 4.8% (Cost: $607,135,013)		607,262,401

Total Investments — 104.6% (Cost: $11,061,562,641)		13,280,161,083

Liabilities in Excess of Other Assets — (4.6)%		(580,879,380)

Net Assets — 100.0%		$12,699,281,703

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain(Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$73,220,432	$—		$(44,053,944)(a)	$—	$—	$29,166,488	29,166,488	$2,047,248		$—
SL Liquidity Series, LLC, Money Market Series	194,058,888	384,086,813	(a)	—	(122,451)	72,663	578,095,913	578,243,481	562,810	(b)	—

					$(122,451)	$72,663	$607,262,401		$2,610,058		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$512,629,745	$—	$—	$512,629,745
Automobiles	257,564,088	—	—	257,564,088
Banks	3,170,982	—	—	3,170,982
Capital Markets	1,200,780,331	—	—	1,200,780,331
Commercial Services & Supplies	1,225,211,457	—	—	1,225,211,457
Communications Equipment	174,651,142	—	—	174,651,142
Construction & Engineering	171,227,939	—	—	171,227,939
Construction Materials	148,069,774	—	—	148,069,774
Distributors	189,756,301	—	—	189,756,301
Electronic Equipment, Instruments & Components	182,776,688	—	—	182,776,688
Entertainment	446,916,480	—	—	446,916,480
Equity Real Estate Investment Trusts (REITs)	205,442,335	—	—	205,442,335
Health Care Equipment & Supplies	384,491,055	—	—	384,491,055
Health Care Technology	408,909,658	—	—	408,909,658
Hotels, Restaurants & Leisure	853,306,147	261,419,193	—	1,114,725,340
Interactive Media & Services	324,192,641	—	—	324,192,641
Internet & Direct Marketing Retail	252,418,971	—	—	252,418,971
IT Services	201,961,788	—	—	201,961,788
Life Sciences Tools & Services	934,786,844	—	—	934,786,844
Machinery	167,745,429	—	—	167,745,429
Media	2,597,304	—	—	2,597,304
Oil, Gas & Consumable Fuels	338,871,857	—	—	338,871,857
Professional Services	225,078,308	—	—	225,078,308
Road & Rail	296,209,798	—	—	296,209,798
Semiconductors & Semiconductor Equipment	1,182,058,756	—	—	1,182,058,756
Software	1,614,278,552	—	—	1,614,278,552
Specialty Retail	358,501,464	—	—	358,501,464
Textiles, Apparel & Luxury Goods	147,873,655	—	—	147,873,655
Short-Term Securities
Money Market Funds	29,166,488	—	—	29,166,488

	$12,440,645,977	$261,419,193	$—	12,702,065,170

Investments valued at NAV(a)				578,095,913

				$13,280,161,083

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) November 30, 2022	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Rocket Lab U.S.A., Inc.(a)(b)	837,912	$3,510,851

Automobiles — 3.5%
BYD Co. Ltd., Class H	795,500	20,253,261
Tesla, Inc.(a)	655,871	127,698,084

		147,951,345

Banks — 0.1%
Klarna Holdings AB (Acquired 09/15/20, cost
$11,017,172)(a)(c)(d)	25,600	4,978,103

Capital Markets — 0.9%
S&P Global, Inc.	110,536	38,997,101

Communications Equipment — 0.7%
Motorola Solutions, Inc.	107,210	29,182,562

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(c)(d)	2,241	7,024,226

Electrical Equipment — 0.5%
Sungrow Power Supply Co. Ltd., Class A	1,141,900	18,732,161

Electronic Equipment, Instruments & Components — 2.1%
CDW Corp.	391,964	73,940,089
Flex Ltd.(a)	663,109	14,575,136

		88,515,225

Entertainment — 2.7%
Electronic Arts, Inc.	142,082	18,581,484
Netflix, Inc.(a)	99,563	30,419,483
Spotify Technology SA(a)(b)	181,852	14,442,686
Warner Music Group Corp., Class A	1,462,672	50,125,769

		113,569,422

Equity Real Estate Investment Trusts (REITs) — 0.5%
SBA Communications Corp.	66,909	20,025,864

Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc.(a)	11,210	23,310,634
Trip.com Group Ltd.(a)	960,250	30,390,108

		53,700,742

Interactive Media & Services — 3.2%
Alphabet, Inc., Class A(a)	1,080,337	109,103,234
ZoomInfo Technologies, Inc.(a)	839,127	23,999,032

		133,102,266

Internet & Direct Marketing Retail — 3.7%
Alibaba Group Holding Ltd., ADR(a)	293,455	25,694,920
Amazon.com, Inc.(a)	656,984	63,425,235
Coupang, Inc.(a)(b)	800,814	15,599,857
Jasper Infotech Private Ltd. (Acquired 05/07/14 -10/29/14, cost $1,414,399)(a)(c)(d)	304,000	296,175
MercadoLibre, Inc.(a)	53,299	49,620,569

		154,636,756

IT Services — 16.0%
Accenture PLC, Class A	136,740	41,149,168
Adyen NV(a)(e)	36,822	58,006,389
Automatic Data Processing, Inc.	326,676	86,288,199
Block, Inc.(a)	419,971	28,461,435
Globant SA(a)(b)	88,070	16,502,557
GMO Payment Gateway, Inc.	392,800	35,563,801
Mastercard, Inc., Class A	419,552	149,528,333
MongoDB, Inc.(a)	159,959	24,424,140
PayPal Holdings, Inc.(a)	558,057	43,757,249

Security	Shares	Value

IT Services (continued)
Shopify, Inc., Class A(a)	334,298	$13,666,102
Snowflake, Inc., Class A(a)	47,770	6,826,333
Twilio, Inc., Class A(a)	219,488	10,759,302
Visa, Inc., Class A	642,949	139,519,933
Wise PLC, Class A(a)	1,918,022	15,156,977

		669,609,918

Machinery — 0.6%
Wuxi Lead Intelligent Equipment Co. Ltd., Class A .	4,051,680	25,213,594

Professional Services — 0.5%
Equifax, Inc.(b)	110,883	21,884,978

Road & Rail — 0.6%
Uber Technologies, Inc.(a)	860,061	25,062,177

Semiconductors & Semiconductor Equipment — 25.3%
Advanced Micro Devices, Inc.(a)(b)	1,063,316	82,545,221
Alphawave IP Group PLC(a)(b)	9,867,850	12,606,820
Analog Devices, Inc.	132,930	22,851,996
ASML Holding NV	224,942	137,331,625
Broadcom, Inc.	130,348	71,825,658
First Solar, Inc.(a)	97,195	16,769,053
GLOBALFOUNDRIES, Inc.(a)(b)	527,468	33,942,566
Lam Research Corp.	167,747	79,240,328
Marvell Technology, Inc.	1,419,849	66,051,376
Micron Technology, Inc.(b)	682,550	39,349,008
Monolithic Power Systems, Inc.	172,099	65,734,934
NVIDIA Corp.	440,071	74,473,215
NXP Semiconductors NV	300,542	52,847,305
QUALCOMM, Inc.	482,267	61,001,953
SOITEC(a)	418,311	68,045,698
STMicroelectronics NV	1,718,480	66,517,054
Wolfspeed, Inc.(a)(b)	1,183,664	107,618,731

		1,058,752,541

Software — 24.6%
Adobe, Inc.(a)	78,082	26,932,824
Altium Ltd.	1,642,474	43,541,223
ANSYS, Inc.(a)	133,169	33,864,877
Aspen Technology, Inc.(a)(b)	164,033	37,809,607
Atlassian Corp. Ltd., Class A(a)	209,085	27,505,132
Cadence Design Systems, Inc.(a)	629,795	108,349,932
Constellation Software, Inc.	22,912	36,936,498
Crowdstrike Holdings, Inc., Class A(a)	159,476	18,762,351
Dassault Systemes SE	660,488	24,627,811
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(c)(d)	319,983	17,637,463
Fair Isaac Corp.(a)	80,770	50,054,784
Gitlab, Inc., Class A(a)(b)	355,692	14,067,619
Intuit, Inc.	162,063	66,055,258
Microsoft Corp.	1,273,779	324,991,974
Oracle Corp.	803,329	66,700,407
Salesforce, Inc.(a)	150,520	24,120,830
ServiceNow, Inc.(a)	88,194	36,715,162
Splunk, Inc.(a)	204,347	15,873,675
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(c)(d)	149,520	2,371,387
Xero Ltd.(a)	617,823	30,702,898
Zscaler, Inc.(a)(b)	150,963	20,146,012

		1,027,767,724

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 9.8%
Apple Inc.	2,630,611	$389,409,347
Dell Technologies, Inc., Class C	437,308	19,587,025

		408,996,372

Total Common Stocks — 96.9% (Cost: $3,032,900,509)		4,051,213,928

Preferred Securities

Preferred Stocks — 2.6%

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(c)(d)	2,371	7,431,700

Food Products — 0.2%
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(c)(d)	194,200	10,378,048

Interactive Media & Services — 0.8%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,196,442)(a)(c)(d)	202,570	32,997,842

Road & Rail — 0.1%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,490,608)(a)(c)(d)	125	2,355,004

Semiconductors & Semiconductor Equipment — 0.6%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(c)(d)	581,814	11,991,187
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(c)(d)	184,153	11,691,874

		23,683,061

Software — 0.7%
Databricks, Inc.
Series F, 0.00% (Acquired 10/22/19, cost $3,700,005)(a)(c)(d)	258,450	14,245,764
Series G, 0.00% (Acquired 02/01/21, cost $12,500,003)(a)(c)(d)	211,425	11,653,746
Unqork, Inc.
Series A, 0.00% (Acquired 03/05/21, cost $194,941)(a)(c)(d)	7,120	112,923
Series B, 0.00% (Acquired 03/05/21, cost $314,316)(a)(c)(d)	11,480	182,073

Security	Shares	Value

Software (continued)
Unqork, Inc.
Series C, 0.00% (Acquired 09/18/20, cost $8,323,340)(a)(c)(d)	304,000	$4,821,440
Series Seed, 0.00% (Acquired 03/05/21, cost $489,544)(a)(c)(d)	17,880	283,577
Series Seed A, 0.00% (Acquired 03/05/21, cost $180,704)(a)(c)(d)	6,600	104,676

		31,404,199

Total Preferred Securities — 2.6% (Cost: $76,181,919)		108,249,854

Total Long-Term Investments — 99.5% (Cost: $3,109,082,428)		4,159,463,782

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(f)(g)	31,093,980	31,093,980
SL Liquidity Series, LLC, Money Market Series, 4.05%(f)(g)(h)	101,173,076	101,172,930

Total Short-Term Securities — 3.2% (Cost: $132,236,831)		132,266,910

Total Investments — 102.7% (Cost: $3,241,319,259)		4,291,730,692

Liabilities in Excess of Other Assets — (2.7)%		(113,585,074)

Net Assets — 100.0%		$4,178,145,618

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $140,557,208, representing 3.4% of its net assets as of period end, and an original cost of $101,257,792.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$65,188,334	$—	$(34,094,354	)(a)	$—	$—	$31,093,980	31,093,980	$472,199		$—
SL Liquidity Series, LLC, Money Market Series	104,736,728	$—	(3,522,393	)(a)	(42,756)	1,351	101,172,930	101,173,076	475,764	(b)	—

					$(42,756)	$1,351	$132,266,910		$947,963		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,510,851	$—	$—	$3,510,851
Automobiles	127,698,084	20,253,261	—	147,951,345
Banks	—	—	4,978,103	4,978,103
Capital Markets	38,997,101	—	—	38,997,101
Communications Equipment	29,182,562	—	—	29,182,562
Diversified Consumer Services	—	—	7,024,226	7,024,226
Electrical Equipment	—	18,732,161	—	18,732,161
Electronic Equipment, Instruments & Components	88,515,225	—	—	88,515,225
Entertainment	113,569,422	—	—	113,569,422
Equity Real Estate Investment Trusts (REITs)	20,025,864	—	—	20,025,864
Hotels, Restaurants & Leisure	23,310,634	30,390,108	—	53,700,742
Interactive Media & Services	133,102,266	—	—	133,102,266
Internet & Direct Marketing Retail	154,340,581	—	296,175	154,636,756
IT Services	560,882,751	108,727,167	—	669,609,918
Machinery	—	25,213,594	—	25,213,594
Professional Services	21,884,978	—	—	21,884,978
Road & Rail	25,062,177	—	—	25,062,177
Semiconductors & Semiconductor Equipment	786,858,164	271,894,377	—	1,058,752,541
Software	908,886,942	98,871,932	20,008,850	1,027,767,724
Technology Hardware, Storage & Peripherals	408,996,372	—	—	408,996,372
Preferred Securities	—	—	108,249,854	108,249,854
Short-Term Securities
Money Market Funds	31,093,980	—	—	31,093,980

	$3,475,917,954	$574,082,600	$140,557,208	4,190,557,762

Investments valued at NAV				101,172,930

				$4,291,730,692

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening Balance, as of May 31, 2022	$65,174,021	$119,603,445	$184,777,466
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	388,435	388,435
Net change in unrealized appreciation (depreciation)(a)(b)	(32,866,667)	(10,550,084)	(43,416,751)
Purchases	—	—	—
Sales	—	(1,191,942)	(1,191,942)

Closing Balance, as of November 30, 2022	$32,307,354	$108,249,854	$140,557,208

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2022(b)	$(32,866,667)	$(10,550,084)	$(43,416,751)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$32,307,354	Market	Revenue Multiple	3.13x-28.00x	18.28x
Preferred Securities(b)	108,249,854	Market	Revenue Multiple	3.35x-28.00x	12.26x
			Volatility	50%	—
			Time to Exit	4.0	—
			Market Adjustment Multiple	1.00x	—

	$140,557,208

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

The fund valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transactions, for which inputs are unobservable, is $32,997,842 as of November 30, 2022.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Statements of Assets and Liabilities  (unaudited)

November 30, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio		BlackRock Infrastructure Sustainable Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,950,665,623	$9,321,547,808		$8,056,272
Investments, at value — affiliated(c)	17,361,998	319,630,955		653,747
Cash	116,145	77,782		—
Foreign currency, at value(d)	—	—		133,243
Receivables:
Investments sold	—	47,369,522	(e)	—
Securities lending income — affiliated	12,372	140,873		61
Capital shares sold	1,517,171	7,052,038		—
Dividends — unaffiliated	2,142,661	12,221,510		20,446
Dividends — affiliated	127,407	340,496		1,632
From the Manager	—	—		8,959
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	2,928,048		—
OTC swaps	—	—		3,959
Deferred offering costs	—	—		882
Prepaid expenses	104,206	139,682		38,303

Total assets	2,972,047,583	9,711,448,714		8,917,504

LIABILITIES
Collateral on securities loaned	—	165,216,682		68,000
Payables:
Investments purchased	—	2,131,798		—
Accounting services fees	49,985	130,282		9,211
Administration fees	—	411,374		3
Capital shares redeemed	5,651,052	15,020,181		—
Investment advisory fees	1,490,356	5,037,302		—
Directors’ and Officer’s fees	5,925	28,912		1,911
Other accrued expenses	70,881	213,077		4,655
Other affiliate fees	77,527	102,873		—
Professional fees	65,178	64,922		26,391
Service and distribution fees	361,104	1,153,411		20
Transfer agent fees	465,388	2,620,337		187
Unrealized depreciation on forward foreign currency exchange contracts	—	9,054,253		—

Total liabilities	8,237,396	201,185,404		110,378

NET ASSETS	$2,963,810,187	$9,510,263,310		$8,807,126

NET ASSETS CONSIST OF:
Paid-in capital	$1,926,441,611	$6,091,077,892		$9,988,218
Accumulated earnings (loss)	1,037,368,576	3,419,185,418		(1,181,092)

NET ASSETS	$2,963,810,187	$9,510,263,310		$8,807,126

(a) Investments, at cost — unaffiliated	$1,945,640,423	$5,818,152,187		$8,630,540
(b) Securities loaned, at value	$—	$165,101,227		$67,146
(c) Investments, at cost — affiliated	$17,361,998	$319,601,508		$653,749
(d) Foreign currency, at cost	$—	$—		$131,144
(e) $15,050,402 is expected to be collected at least one year after May 31, 2022.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$667,594,662	$5,028,931,985	$95,243

Shares outstanding	23,759,486	70,249,937	10,847

Net asset value	$28.10	$71.59	$8.78

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Service
Net assets	N/A	$37,601,229	N/A

Shares outstanding	N/A	558,028	N/A

Net asset value	N/A	$67.38	N/A

Shares authorized	N/A	Unlimited	N/A

Par value	N/A	$0.001	N/A

Investor A
Net assets	$1,631,467,386	$3,206,759,046	$101,203

Shares outstanding	66,032,315	47,834,541	11,539

Net asset value	$24.71	$67.04	$8.77

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Investor C
Net assets	$39,574,138	$505,612,615	N/A

Shares outstanding	2,811,198	9,090,253	N/A

Net asset value	$14.08	$55.62	N/A

Shares authorized	300 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

Class K
Net assets	$603,449,781	$465,152,167	$8,610,680

Shares outstanding	21,232,870	6,486,695	980,462

Net asset value	$28.42	$71.71	$8.78

Shares authorized	300 million	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001

Class R
Net assets	$21,724,220	$266,206,268	N/A

Shares outstanding	1,218,168	4,097,107	N/A

Net asset value	$17.83	$64.97	N/A

Shares authorized	500 million	Unlimited	N/A

Par value	$0.10	$0.001	N/A

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2022

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$12,672,898,682	$4,159,463,782
Investments, at value — affiliated(c)	607,262,401	132,266,910
Cash	—	120,952
Cash pledged for collateral — exchange-traded options written	—	200
Foreign currency, at value(d)	1,276	5,095
Receivables:
Investments sold	21,019,327	—
Securities lending income — affiliated	147,137	97,828
Capital shares sold	15,693,720	6,236,400
Dividends — unaffiliated	5,214,358	2,610,793
Dividends — affiliated	42,995	178,380
From the Manager	199,941	112,073
Prepaid expenses	471,339	138,658

Total assets	13,322,951,176	4,301,231,071

LIABILITIES
Collateral on securities loaned	578,395,778	101,364,674
Payables:
Investments purchased	—	2,875,645
Accounting services fees	175,255	65,972
Administration fees	413,304	124,323
Capital shares redeemed	34,890,879	13,105,422
Deferred foreign capital gain tax	—	493,938
Investment advisory fees	6,296,796	2,552,455
Directors’ and Officer’s fees	61,030	15,978
Other accrued expenses	245,855	339,707
Other affiliate fees	38,240	—
Professional fees	61,527	82,360
Service and distribution fees	569,830	500,107
Transfer agent fees	2,520,979	1,564,872

Total liabilities	623,669,473	123,085,453

NET ASSETS	$12,699,281,703	$4,178,145,618

NET ASSETS CONSIST OF:
Paid-in capital	$13,052,629,175	$3,812,483,326
Accumulated earnings (loss)	(353,347,472)	365,662,292

NET ASSETS	$12,699,281,703	$4,178,145,618

(a) Investments, at cost — unaffiliated	$10,454,427,628	$3,109,082,428
(b) Securities loaned, at value	$559,569,968	$99,038,879
(c) Investments, at cost — affiliated	$607,135,013	$132,236,831
(d) Foreign currency, at cost	$1,475	$5,628

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2022

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$5,997,719,359	$2,284,643,094

Shares outstanding	185,413,794	55,452,863

Net asset value	$32.35	$41.20

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Service
Net assets	$76,721,713	$46,019,807

Shares outstanding	2,657,059	1,197,990

Net asset value	$28.87	$38.41

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$1,767,701,583	$1,450,087,046

Shares outstanding	64,252,389	38,695,173

Net asset value	$27.51	$37.47

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$214,339,492	$244,267,229

Shares outstanding	10,446,610	8,143,266

Net asset value	$20.52	$30.00

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$4,550,173,084	$122,019,722

Shares outstanding	140,032,792	2,956,516

Net asset value	$32.49	$41.27

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class R
Net assets	$92,626,472	$31,108,720

Shares outstanding	3,455,158	827,659

Net asset value	$26.81	$37.59

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations  (unaudited)

Six Months Ended November 30, 2022

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$11,689,057	$57,910,615	$108,789
Dividends — affiliated	721,813	1,504,513	4,655
Securities lending income — affiliated — net	30,342	707,008	137
Foreign taxes withheld	(80,169)	(318,635)	(8,689)

Total investment income	12,361,043	59,803,501	104,892

EXPENSES
Investment advisory	9,974,221	30,502,267	35,181
Service and distribution — class specific	2,382,443	7,000,663	123
Transfer agent — class specific	1,354,251	4,621,945	43
Accounting services	105,159	264,283	18,537
Professional	75,378	69,989	28,001
Registration	71,906	110,664	15,074
Custodian	38,643	160,952	6,579
Directors and Officer	19,410	37,273	3,374
Printing and postage	18,540	26,944	3,810
Administration	—	1,575,250	1,869
Administration — class specific	—	912,006	880
Offering	—	—	61,000
Miscellaneous	30,860	125,044	4,536

Total expenses	14,070,811	45,407,280	179,007
Less:
Fees waived and/or reimbursed by the Manager	(23,527)	(62,966)	(136,184)
Administration fees waived by the Manager — class specific	—	—	(857)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	—	(26)

Total expenses after fees waived and/or reimbursed	14,047,284	45,344,314	41,940

Net investment income (loss)	(1,686,241)	14,459,187	62,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	49,456,430	105,481,470	(590,838)
Investments — affiliated	3,949	(15,756)	(3)
Forward foreign currency exchange contracts	—	12,062,437	—
Foreign currency transactions	(101,340)	(131,930)	(12,654)
Swaps	—	—	(2,884)

	49,359,039	117,396,221	(606,379)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(298,564,965)	444,561,516	(325,725)
Investments — affiliated	(2,158)	672	(2)
Forward foreign currency exchange contracts	—	(11,204,774)	—
Foreign currency translations	(3,587)	(9,294)	1,070
Swaps	—	—	95

	(298,570,710)	433,348,120	(324,562)

Net realized and unrealized gain (loss)	(249,211,671)	550,744,341	(930,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(250,897,912)	$565,203,528	$(867,989)

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited) (continued)

Six Months Ended November 30, 2022

	BlackRock
	Mid-Cap	BlackRock
	Growth	Technology
	Equity	Opportunities
	Portfolio	Fund

INVESTMENT INCOME
Dividends — unaffiliated	$34,467,857	$13,447,718
Dividends — affiliated	2,047,248	472,199
Securities lending income — affiliated — net	562,810	475,764
Foreign taxes withheld	(115,666)	(443,404)

Total investment income	36,962,249	13,952,277

EXPENSES
Investment advisory	40,675,168	17,460,349
Transfer agent — class specific	6,828,927	2,865,451
Service and distribution — class specific	3,687,757	3,361,119
Administration	2,202,540	830,022
Administration — class specific	1,301,636	453,485
Accounting services	369,140	140,475
Registration	278,522	231,102
Custodian	155,659	154,123
Professional	65,392	73,791
Directors and Officer	44,922	24,012
Printing and postage	36,313	21,915
Miscellaneous	86,187	60,953

Total expenses	55,732,163	25,676,797
Less:
Fees waived and/or reimbursed by the Manager	(73,159)	(13,212)
Administration fees waived by the Manager — class specific	(849,217)	(442,087)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,274,304)	(1,048,497)

Total expenses after fees waived and/or reimbursed	53,535,483	24,173,001

Net investment loss	(16,573,234)	(10,220,724)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(1,346,962,252)	(197,543,949)
Investments — affiliated	(122,451)	(42,756)
Foreign currency transactions	(52,028)	42,420

	(1,347,136,731)	(197,544,285)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	1,116,652,136	(267,259,379)
Investments — affiliated	72,663	1,351
Foreign currency translations	(93,968)	39,989

	1,116,630,831	(267,218,039)

Net realized and unrealized loss	(230,505,900)	(464,762,324)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(247,079,134)	$(474,983,048)

(a) Net of reduction in deferred foreign capital gain tax of	—	755,841

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

Six Months Ended November 30, 2022

	BlackRock Capital Appreciation Fund, Inc.		BlackRock Health Sciences Opportunities Portfolio
	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(1,686,241)	$(16,516,609)	$14,459,187	$16,788,132
Net realized gain	49,359,039	368,362,544	117,396,221	1,099,713,705
Net change in unrealized appreciation (depreciation)	(298,570,710)	(1,070,518,893)	433,348,120	(1,482,036,501)

Net increase (decrease) in net assets resulting from operations	(250,897,912)	(718,672,958)	565,203,528	(365,534,664)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(49,249,384)	(130,528,578)	(332,060,115)	(516,524,194)
Service	—	—	(2,505,628)	(3,833,641)
Investor A	(107,430,249)	(328,770,936)	(217,566,520)	(314,788,449)
Investor C	(4,511,618)	(13,984,071)	(43,035,902)	(65,533,391)
Class K	(32,967,155)	(101,284,889)	(29,314,217)	(43,731,512)
Class R	(1,927,272)	(6,004,941)	(18,223,606)	(25,626,380)

Decrease in net assets resulting from distributions to shareholders	(196,085,678)	(580,573,415)	(642,705,988)	(970,037,567)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(122,640,264)	254,523,260	93,655,735	(174,654,649)

Capital contribution from affiliate	—	—	—	183,194

NET ASSETS
Total increase (decrease) in net assets	(569,623,854)	(1,044,723,113)	16,153,275	(1,510,043,686)
Beginning of period	3,533,434,041	4,578,157,154	9,494,110,035	11,004,153,721

End of period	$2,963,810,187	$3,533,434,041	$9,510,263,310	$9,494,110,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

Six Months Ended November 30, 2022

	BlackRock Infrastructure Sustainable Opportunities Fund			BlackRock Mid-Cap Growth Equity Portfolio
	Six Months Ended 11/30/22 (unaudited)	Period from 09/30/21(a) to 05/31/22	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$62,952	$75,299	$(16,573,234)	$(96,337,557)
Net realized gain (loss)	(606,379)	219,282	(1,347,136,731)	(861,239,707)
Net change in unrealized appreciation (depreciation)	(324,562)	(243,994)	1,116,630,831	(3,892,585,642)

Net increase (decrease) in net assets resulting from operations	(867,989)	50,587	(247,079,134)	(4,850,162,906)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(3,459)	(797)	—	(495,288,827)
Service	—	—	—	(6,119,263)
Investor A	(3,414)	(706)	—	(153,891,201)
Investor C	—	—	—	(26,348,042)
Class K	(318,351)	(76,679)	—	(214,611,593)
Class R	—	—	—	(6,308,880)

Decrease in net assets resulting from distributions to shareholders	(325,224)	(78,182)	—	(902,567,806)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,794	10,020,140	(857,203,251)	3,483,893,548

NET ASSETS
Total increase (decrease) in net assets	(1,185,419)	9,992,545	(1,104,282,385)	(2,268,837,164)
Beginning of period	9,992,545	—	13,803,564,088	16,072,401,252

End of period	$8,807,126	$9,992,545	$12,699,281,703	$13,803,564,088

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

Six Months Ended November 30, 2022

		BlackRock Technology Opportunities Fund
	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(10,220,724)	$(48,945,433)
Net realized loss	(197,544,285)	(141,299,490)
Net change in unrealized appreciation (depreciation)	(267,218,039)	(1,754,816,313)

Net decrease in net assets resulting from operations	(474,983,048)	(1,945,061,236)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(364,665,690)
Service	—	(6,205,984)
Investor A	—	(200,086,265)
Investor C	—	(39,592,660)
Class K	—	(13,962,671)
Class R	—	(3,782,264)

Decrease in net assets resulting from distributions to shareholders	—	(628,295,534)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(504,256,655)	(435,571,918)

NET ASSETS
Total decrease in net assets	(979,239,703)	(3,008,928,688)
Beginning of period	5,157,385,321	8,166,314,009

End of period	$4,178,145,618	$5,157,385,321

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.
	Institutional
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$31.98		$43.32	$38.32		$30.52	$33.72	$29.08		$25.17

Net investment income (loss)(a)	0.01		(0.09)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)	0.01	(d)
Net realized and unrealized gain (loss)	(2.24)		(6.14)	7.06		10.81	0.23	7.97		4.78

Net increase (decrease) from investment operations	(2.23)		(6.23)	7.00		10.74	0.18	7.97		4.79

Distributions from net realized gain(e)	(1.65)		(5.11)	(2.00)		(2.94)	(3.38)	(3.33)		(0.88)

Net asset value, end of period	$28.10		$31.98	$43.32		$38.32	$30.52	$33.72		$29.08

Total Return(f)
Based on net asset value	(6.87	)%(g)	(17.30)%	18.72	%(g)	38.17%	1.77%	30.19%		19.89%

Ratios to Average Net Assets(h)
Total expenses	0.72	%(i)	0.70%	0.72	%(i)	0.75%	0.75%	0.76%		0.81%

Total expenses after fees waived and/or reimbursed	0.72	%(i)	0.70%	0.72	%(i)	0.75%	0.75%	0.76%		0.81%

Net investment income (loss)	0.05	%(i)	(0.21)%	(0.21	)%(i)	(0.22)%	(0.17)%	0.01	%(b)	0.05	%(d)

Supplemental Data
Net assets, end of period (000)	$667,595		$943,275	$1,072,833		$911,484	$644,983	$600,032		$508,965

Portfolio turnover rate	29%		55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$28.38		$39.00	$34.74		$27.99	$31.25	$27.16		$23.63

Net investment loss(a)	(0.03)		(0.18)	(0.11)		(0.14)	(0.12)	(0.08	)(b)	(0.06	)(c)
Net realized and unrealized gain (loss)	(1.99)		(5.39)	6.37		9.83	0.18	7.41		4.47

Net increase (decrease) from investment operations	(2.02)		(5.57)	6.26		9.69	0.06	7.33		4.41

Distributions from net realized gain(d)	(1.65)		(5.05)	(2.00)		(2.94)	(3.32)	(3.24)		(0.88)

Net asset value, end of period	$24.71		$28.38	$39.00		$34.74	$27.99	$31.25		$27.16

Total Return(e)
Based on net asset value	(7.01	)%(f)	(17.51)%	18.51	%(f)	37.84%	1.48%	29.85%		19.57%

Ratios to Average Net Assets(g)
Total expenses	1.00	%(h)	0.97%	0.97	%(h)	1.01%	1.01%	1.04%		1.08%

Total expenses after fees waived and/or reimbursed	1.00	%(h)	0.97%	0.97	%(h)	1.01%	1.01%	1.04%		1.08%

Net investment loss	(0.23	)%(h)	(0.48)%	(0.46	)%(h)	(0.48)%	(0.43)%	(0.28	)%(b)	(0.23	)%(c)

Supplemental Data
Net assets, end of period (000)	$1,631,467		$1,871,340	$2,551,211		$2,195,906	$1,692,630	$1,751,581		$1,597,563

Portfolio turnover rate	29%		55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$17.01		$25.27	$23.27		$19.81	$23.29	$20.88		$18.52

Net investment loss(a)	(0.08)		(0.29)	(0.20)		(0.25)	(0.24)	(0.23	)(b)	(0.20	)(c)
Net realized and unrealized gain (loss)	(1.20)		(3.05)	4.20		6.65	0.04	5.56		3.44

Net increase (decrease) from investment operations	(1.28)		(3.34)	4.00		6.40	(0.20)	5.33		3.24

Distributions from net realized gain(d)	(1.65)		(4.92)	(2.00)		(2.94)	(3.28)	(2.92)		(0.88)

Net asset value, end of period	$14.08		$17.01	$25.27		$23.27	$19.81	$23.29		$20.88

Total Return(e)
Based on net asset value	(7.38	)%(f)	(18.18)%	17.89	%(f)	36.73%	0.72%	28.77%		18.61%

Ratios to Average Net Assets(g)
Total expenses	1.84	%(h)	1.76%	1.77	%(h)	1.79%	1.81%	1.84%		1.89%

Total expenses after fees waived and/or reimbursed	1.83	%(h)	1.76%	1.77	%(h)	1.79%	1.81%	1.84%		1.89%

Net investment loss	(1.07	)%(h)	(1.28)%	(1.27	)%(h)	(1.26)%	(1.23)%	(1.09	)%(b)	(1.06	)%(c)

Supplemental Data
Net assets, end of period (000)	$39,574		$48,332	$72,075		$89,336	$195,908	$276,097		$286,460

Portfolio turnover rate	29%		55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$32.32		$43.71	$38.63		$30.71	$33.91	$29.24		$25.27

Net investment income (loss)(a)	0.02		(0.06)	(0.03)		(0.04)	(0.02)	0.04	(b)	0.05	(c)
Net realized and unrealized gain (loss)	(2.27)		(6.20)	7.11		10.90	0.23	8.01		4.80

Net increase (decrease) from investment operations	(2.25)		(6.26)	7.08		10.86	0.21	8.05		4.85

Distributions from net realized gain(d)	(1.65)		(5.13)	(2.00)		(2.94)	(3.41)	(3.38)		(0.88)

Net asset value, end of period	$28.42		$32.32	$43.71		$38.63	$30.71	$33.91		$29.24

Total Return(e)
Based on net asset value	(6.86	)%(f)	(17.22)%	18.78	%(f)	38.33%	1.86%	30.36%		20.05%

Ratios to Average Net Assets(g)
Total expenses	0.65	%(h)	0.64%	0.63	%(h)	0.64%	0.65%	0.65%		0.67%

Total expenses after fees waived and/or reimbursed	0.65	%(h)	0.63%	0.63	%(h)	0.64%	0.64%	0.65%		0.67%

Net investment income (loss)	0.12	%(h)	(0.15)%	(0.13	)%(h)	(0.11)%	(0.06)%	0.14	%(b)	0.18	%(c)

Supplemental Data
Net assets, end of period (000)	$603,450		$646,115	$845,106		$682,107	$552,523	$568,169		$425,347

Portfolio turnover rate	29%		55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R
	Six Months Ended 11/30/22		Year Ended	Period from 10/01/20		Year Ended	Year Ended	Year Ended		Year Ended
	(unaudited)		05/31/22	to 05/31/21		09/30/20	09/30/19	09/30/18		09/30/17

Net asset value, beginning of period	$21.02		$30.12	$27.30		$22.65	$26.00	$23.12		$20.30

Net investment loss(a)	(0.05)		(0.23)	(0.15)		(0.17)	(0.16)	(0.13	)(b)	(0.10	)(c)
Net realized and unrealized gain (loss)	(1.49)		(3.88)	4.97		7.76	0.09	6.19		3.80

Net increase (decrease) from investment operations	(1.54)		(4.11)	4.82		7.59	(0.07)	6.06		3.70

Distributions from net realized gain(d)	(1.65)		(4.99)	(2.00)		(2.94)	(3.28)	(3.18)		(0.88)

Net asset value, end of period	$17.83		$21.02	$30.12		$27.30	$22.65	$26.00		$23.12

Total Return(e)
Based on net asset value	(7.20	)%(f)	(17.82)%	18.26	%(f)	37.45%	1.19%	29.49%		19.27%

Ratios to Average Net Assets(g)
Total expenses	1.37	%(h)	1.33%	1.30	%(h)	1.28%	1.29%	1.30%		1.35%

Total expenses after fees waived and/or reimbursed	1.36	%(h)	1.33%	1.30	%(h)	1.28%	1.29%	1.30%		1.35%

Net investment loss	(0.60	)%(h)	(0.85)%	(0.80	)%(h)	(0.75)%	(0.71)%	(0.54	)%(b)	(0.50	)%(c)

Supplemental Data
Net assets, end of period (000)	$21,724		$24,371	$36,933		$37,741	$54,828	$84,484		$75,765

Portfolio turnover rate	29%		55%	25%		42%	48%	42%		62%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See	notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio
	Institutional
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$72.10		$81.77		$75.37		$61.55		$67.67	$57.28	$50.30

Net investment income(a)	0.16		0.24		0.13		0.19		0.28	0.24	0.14
Net realized and unrealized gain (loss)	4.13		(2.75)		9.66		16.26		(1.64)	12.18	7.92

Net increase (decrease) from investment operations	4.29		(2.51)		9.79		16.45		(1.36)	12.42	8.06

Distributions(b)
From net investment income	(0.14)		(0.16)		(0.13)		(0.32)		(0.23)	(0.02)	—
From net realized gain	(4.66)		(7.00)		(3.26)		(2.31)		(4.53)	(2.01)	(1.08)

Total distributions	(4.80)		(7.16)		(3.39)		(2.63)		(4.76)	(2.03)	(1.08)

Net asset value, end of period	$71.59		$72.10		$81.77		$75.37		$61.55	$67.67	$57.28

Total Return(c)
Based on net asset value	6.55	%(d)	(3.55	)%(e)	13.37	%(d)	27.34	%(f)	(1.84)%	22.47%	16.53%

Ratios to Average Net Assets(g)
Total expenses	0.84	%(h)	0.85%		0.84	%(h)	0.85%		0.85%	0.87%	0.89%

Total expenses after fees waived and/or reimbursed	0.84	%(h)	0.85%		0.84	%(h)	0.85%		0.84%	0.86%	0.89%

Net investment income	0.47	%(h)	0.31%		0.24	%(h)	0.28%		0.45%	0.40%	0.27%

Supplemental Data
Net assets, end of period (000)	$5,028,932		$5,062,514		$5,990,131		$5,133,191		$3,095,352	$2,944,146	$2,190,418

Portfolio turnover rate	13%		51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service
	Six Months Ended 11/30/22		Year Ended		Period from 10/01/20		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		05/31/22		to 05/31/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$68.16		$77.63		$71.63		$58.66		$64.73	$54.90	$48.39

Net investment income (loss)(a)	0.05		0.01		(0.03)		(0.01)		0.08	0.05	(0.01)
Net realized and unrealized gain (loss)	3.88		(2.61)		9.18		15.48		(1.57)	11.67	7.60

Net increase (decrease) from investment operations	3.93		(2.60)		9.15		15.47		(1.49)	11.72	7.59

Distributions(b)
From net investment income		(0.05)	—		—		(0.19)		(0.05)	—	—
From net realized gain		(4.66)	(6.87)		(3.15)		(2.31)		(4.53)	(1.89)	(1.08)

Total distributions		(4.71)	(6.87)		(3.15)		(2.50)		(4.58)	(1.89)	(1.08)

Net asset value, end of period	$67.38		$68.16		$77.63		$71.63		$58.66	$64.73	$54.90

Total Return(c)
Based on net asset value	6.38	%(d)	(3.83	)%(e)	13.15	%(d)	26.96	%(f)	(2.16)%	22.10%	16.20%

Ratios to Average Net Assets(g)
Total expenses	1.14	%(h)	1.14%		1.14	%(h)	1.15%		1.15%	1.17%	1.17%

Total expenses after fees waived and/or reimbursed	1.14	%(h)	1.14%		1.14	%(h)	1.15%		1.15%	1.16%	1.17%

Net investment income (loss)	0.17	%(h)	0.02%		(0.07	)%(h)	(0.02)%		0.14%	0.10%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$37,601		$36,625		$43,825		$40,252		$34,708	$39,325	$33,231

Portfolio turnover rate		13%	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A
	Six Months Ended 11/30/22		Year Ended		Period from 10/01/20		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		05/31/22		to 05/31/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$67.84		$77.31		$71.37		$58.45		$64.50	$54.70	$48.22

Net investment income (loss)(a)	0.07		0.05		(0.01)		0.01		0.10	0.06	(0.01)
Net realized and unrealized gain (loss)	3.86		(2.59)		9.15		15.42		(1.56)	11.63	7.57

Net increase (decrease) from investment operations	3.93		(2.54)		9.14		15.43		(1.46)	11.69	7.56

Distributions(b)
From net investment income		(0.07)	—		—		(0.20)		(0.06)	—	—
From net realized gain		(4.66)	(6.93)		(3.20)		(2.31)		(4.53)	(1.89)	(1.08)

Total distributions		(4.73)	(6.93)		(3.20)		(2.51)		(4.59)	(1.89)	(1.08)

Net asset value, end of period	$67.04		$67.84		$77.31		$71.37		$58.45	$64.50	$54.70

Total Return(c)
Based on net asset value	6.41	%(d)	(3.78	)%(e)	13.18	%(d)	26.99	%(f)	(2.11)%	22.13%	16.20%

Ratios to Average Net Assets(g)
Total expenses	1.10	%(h)	1.09%		1.10	%(h)	1.11%		1.12%	1.15%	1.17%

Total expenses after fees waived and/or reimbursed	1.09	%(h)	1.09%		1.10	%(h)	1.11%		1.12%	1.14%	1.17%

Net investment income (loss)	0.22	%(h)	0.07%		(0.02	)%(h)	0.01%		0.17%	0.11%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$3,206,759		$3,151,912		$3,496,818		$3,135,882		$2,598,888	$2,767,303	$2,597,901

Portfolio turnover rate		13%	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C
	Six Months Ended 11/30/22		Year Ended		Period from 10/01/20		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		05/31/22		to 05/31/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$57.24		$66.15		$61.38		$50.74		$56.55	$48.54	$43.22

Net investment loss(a)		(0.14)	(0.43)		(0.33)		(0.40)		(0.28)	(0.30)	(0.33)
Net realized and unrealized gain (loss)	3.18		(2.17)		7.85		13.34		(1.38)	10.20	6.73

Net increase (decrease) from investment operations	3.04		(2.60)		7.52		12.94		(1.66)	9.90	6.40

Distributions from net realized gain(b)		(4.66)	(6.31)		(2.75)		(2.30)		(4.15)	(1.89)	(1.08)

Net asset value, end of period	$55.62		$57.24		$66.15		$61.38		$50.74	$56.55	$48.54

Total Return(c)
Based on net asset value	6.00	%(d)	(4.50	)%(e)	12.61	%(d)	26.09	%(f)	(2.82)%	21.22%	15.37%

Ratios to Average Net Assets(g)
Total expenses	1.85	%(h)	1.84%		1.84	%(h)	1.85%		1.85%	1.87%	1.90%

Total expenses after fees waived and/or reimbursed	1.85	%(h)	1.84%		1.84	%(h)	1.85%		1.85%	1.87%	1.90%

Net investment loss	(0.53	)%(h)	(0.68)%		(0.77	)%(h)	(0.72)%		(0.56)%	(0.61)%	(0.75)%

Supplemental Data
Net assets, end of period (000)	$505,613		$542,880		$719,525		$773,522		$745,636	$1,017,205	$954,780

Portfolio turnover rate		13%	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Six Months Ended 11/30/22		Year Ended		Period from 10/01/20		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		05/31/22		to 05/31/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$72.21		$81.91		$75.50		$61.63		$67.75	$57.37	$50.32

Net investment income(a)	0.19		0.33		0.18		0.27		0.34	0.32	0.26
Net realized and unrealized gain (loss)	4.14		(2.77)		9.68		16.28		(1.65)	12.17	7.87

Net increase (decrease) from investment operations	4.33		(2.44)		9.86		16.55		(1.31)	12.49	8.13

Distributions(b)
From net investment income		(0.17)	(0.26)		(0.19)		(0.37)		(0.28)	(0.10)	—
From net realized gain		(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)	(1.08)

Total distributions		(4.83)	(7.26)		(3.45)		(2.68)		(4.81)	(2.11)	(1.08)

Net asset value, end of period	$71.71		$72.21		$81.91		$75.50		$61.63	$67.75	$57.37

Total Return(c)
Based on net asset value	6.60	%(d)	(3.44	)%(e)	13.45	%(d)	27.47	%(f)	(1.75)%	22.58%	16.67%

Ratios to Average Net Assets(g)
Total expenses	0.75	%(h)	0.74%		0.74	%(h)	0.75%		0.75%	0.77%	0.78%

Total expenses after fees waived and/or reimbursed	0.75	%(h)	0.74%		0.74	%(h)	0.75%		0.75%	0.76%	0.78%

Net investment income	0.57	%(h)	0.42%		0.34	%(h)	0.39%		0.55%	0.53%	0.47%

Supplemental Data
Net assets, end of period (000)	$465,152		$436,984		$464,179		$344,822		$171,517	$130,129	$48,253

Portfolio turnover rate		13%	51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R
	Six Months Ended 11/30/22		Year Ended		Period from 10/01/20		Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		05/31/22		to 05/31/21		09/30/20		09/30/19	09/30/18	09/30/17

Net asset value, beginning of period	$65.94		$75.28		$69.54		$57.05		$63.09	$53.71	$47.51

Net investment loss(a)	(0.05)		(0.21)		(0.18)		(0.20)		(0.09)	(0.11)	(0.16)
Net realized and unrealized gain (loss)	3.74		(2.52)		8.91		15.05		(1.53)	11.38	7.44

Net increase (decrease) from investment operations	3.69		(2.73)		8.73		14.85		(1.62)	11.27	7.28

Distributions(b)
From net investment income	—		—		—		(0.05)		—	—	—
From net realized gain	(4.66)		(6.61)		(2.99)		(2.31)		(4.42)	(1.89)	(1.08)

Total distributions	(4.66)		(6.61)		(2.99)		(2.36)		(4.42)	(1.89)	(1.08)

Net asset value, end of period	$64.97		$65.94		$75.28		$69.54		$57.05	$63.09	$53.71

Total Return(c)
Based on net asset value	6.21	%(d)	(4.12	)%(e)	12.91	%(d)	26.60	%(f)	(2.44)%	21.75%	15.85%

Ratios to Average Net Assets(g)
Total expenses	1.46	%(h)	1.45%		1.44	%(h)	1.45%		1.45%	1.46%	1.49%

Total expenses after fees waived and/or reimbursed	1.46	%(h)	1.45%		1.44	%(h)	1.45%		1.45%	1.46%	1.49%

Net investment loss	(0.15	)%(h)	(0.29)%		(0.37	)%(h)	(0.32)%		(0.15)%	(0.20)%	(0.33)%

Supplemental Data
Net assets, end of period (000)	$266,206		$263,195		$289,676		$260,488		$224,862	$241,495	$198,426

Portfolio turnover rate	13%		51%		19%		28%		41%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund

	Institutional
	Six Months Ended 11/30/22 (unaudited)		Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$9.97		$10.00

Net investment income(b)	0.06		0.07
Net realized and unrealized loss	(0.92)		(0.02)

Net increase (decrease) from investment operations	(0.86)		0.05

Distributions(c)
From net investment income	(0.07)		(0.04)
From net realized gain	(0.26)		(0.04)

Total distributions	(0.33)		(0.08)

Net asset value, end of period	$8.78		$9.97

Total Return(d)
Based on net asset value	(8.67	)%(e)	0.45	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.77	%(g)(h)	3.62	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.99	%(g)	1.00	%(g)

Net investment income	1.39	%(g)	1.09	%(g)

Supplemental Data
Net assets, end of period (000)	$95		$107

Portfolio turnover rate	50%		70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.15%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.45%.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/22 (unaudited)		Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$9.96		$10.00

Net investment income(b)	0.05		0.06
Net realized and unrealized loss	(0.92)		(0.03)

Net increase (decrease) from investment operations	(0.87)		0.03

Distributions(c)
From net investment income	(0.06)		(0.03)
From net realized gain	(0.26)		(0.04)

Total distributions	(0.32)		(0.07)

Net asset value, end of period	$8.77		$9.96

Total Return(d)
Based on net asset value	(8.78	)%(e)	0.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.94	%(g)(h)	3.88	%(g)(i)

Total expenses after fees waived and/or reimbursed	1.22	%(g)	1.25	%(g)

Net investment income	1.15	%(g)	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$101		$109

Portfolio turnover rate	50%		70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.31%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.71%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Class K
	Six Months Ended 11/30/22 (unaudited)		Period from 09/30/21(a) to 05/31/22

Net asset value, beginning of period	$9.97		$10.00

Net investment income(b)	0.06		0.08
Net realized and unrealized loss	(0.92)		(0.03)

Net increase (decrease) from investment operations	(0.86)		0.05

Distributions(c)
From net investment income	(0.07)		(0.04)
From net realized gain	(0.26)		(0.04)

Total distributions	(0.33)		(0.08)

Net asset value, end of period	$8.78		$9.97

Total Return(d)
Based on net asset value	(8.65	)%(e)	0.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.37	%(g)(h)	3.36	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.95	%(g)	0.95	%(g)

Net investment income	1.44	%(g)	1.13	%(g)

Supplemental Data
Net assets, end of period (000)	$8,611		$9,777

Portfolio turnover rate	50%		70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.07%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.21%.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$32.83		$45.95	$36.56		$28.68	$27.87	$22.10		$17.87

Net investment loss(a)	(0.04)		(0.23)	(0.15)		(0.14)	(0.09)	(0.11)		(0.05	)(b)
Net realized and unrealized gain (loss)	(0.44)		(10.52)	9.54		8.14	1.95	6.63		4.28

Net increase (decrease) from investment operations	(0.48)		(10.75)	9.39		8.00	1.86	6.52		4.23

Distributions from net realized gain(c)	—		(2.37)	—		(0.12)	(1.05)	(0.75)		—

Net asset value, end of period	$32.35		$32.83	$45.95		$36.56	$28.68	$27.87		$22.10

Total Return(d)
Based on net asset value	(1.46	)%(e)	(24.87)%	25.68	%(e)	27.98%	7.43%	30.34%		23.67%

Ratios to Average Net Assets(f)
Total expenses	0.84	%(g)	0.81%	0.80	%(g)	0.85%	0.87%	0.93	%(h)	1.08	%(h)

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.80%	0.80	%(g)	0.80%	0.80%	0.86%		1.08%

Net investment loss	(0.23	)%(g)	(0.52)%	(0.52	)%(g)	(0.43)%	(0.34)%	(0.45)%		(0.25	)%(b)

Supplemental Data
Net assets, end of period (000)	$5,997,719		$7,095,644	$9,260,191		$6,003,280	$2,700,531	$1,063,328		$278,701

Portfolio turnover rate	21%		28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	0.93%	1.07%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$29.34		$41.34	$32.95		$25.92	$25.30	$20.18		$16.35

Net investment loss(a)	(0.07)		(0.31)	(0.20)		(0.19)	(0.15)	(0.17)		(0.12	)(b)
Net realized and unrealized gain (loss)	(0.40)		(9.39)	8.59		7.34	1.76	6.04		3.95

Net increase (decrease) from investment operations	(0.47)		(9.70)	8.39		7.15	1.61	5.87		3.83

Distributions from net realized gain(c)	—		(2.30)	—		(0.12)	(0.99)	(0.75)		—

Net asset value, end of period	$28.87		$29.34	$41.34		$32.95	$25.92	$25.30		$20.18

Total Return(d)
Based on net asset value	(1.60	)%(e)	(25.06)%	25.46	%(e)	27.68%	7.15%	30.03%		23.43%

Ratios to Average Net Assets(f)
Total expenses	1.10	%(g)	1.09%	1.10	%(g)	1.11%	1.16%	1.25	%(h)	1.29%

Total expenses after fees waived and/or reimbursed	1.05	%(g)	1.05%	1.05	%(g)	1.05%	1.05%	1.12%		1.29%

Net investment loss	(0.48	)%(g)	(0.77)%	(0.78	)%(g)	(0.67)%	(0.59)%	(0.73)%		(0.67	)%(b)

Supplemental Data
Net assets, end of period (000)	$76,722		$81,276	$104,997		$83,680	$61,293	$33,768		$12,718

Portfolio turnover rate	21%		28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.25%	N/A

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$27.96		$39.50	$31.48		$24.78	$24.22	$19.30		$15.66

Net investment loss(a)	(0.06)		(0.29)	(0.19)		(0.18)	(0.14)	(0.18)		(0.10	)(b)
Net realized and unrealized gain (loss)	(0.39)		(8.94)	8.21		7.00	1.68	5.79		3.74

Net increase (decrease) from investment operations	(0.45)		(9.23)	8.02		6.82	1.54	5.61		3.64

Distributions from net realized gain(c)	—		(2.31)	—		(0.12)	(0.98)	(0.69)		—

Net asset value, end of period	$27.51		$27.96	$39.50		$31.48	$24.78	$24.22		$19.30

Total Return(d)
Based on net asset value	(1.61	)%(e)	(25.05)%	25.48	%(e)	27.61%	7.17%	29.98%		23.24%

Ratios to Average Net Assets(f)
Total expenses	1.13	%(g)	1.09%	1.09	%(g)	1.14%	1.16%	1.29	%(h)	1.41	%(h)

Total expenses after fees waived and/or reimbursed	1.05	%(g)	1.05%	1.05	%(g)	1.05%	1.05%	1.19%		1.39%

Net investment loss	(0.48	)%(g)	(0.78)%	(0.78	)%(g)	(0.67)%	(0.58)%	(0.82)%		(0.59	)%(b)

Supplemental Data
Net assets, end of period (000)	$1,767,702		$1,913,190	$2,577,151		$1,917,773	$1,335,467	$801,263		$525,736

Portfolio turnover rate	21%		28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.26%	1.39%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$20.93		$30.22	$24.20		$19.21	$19.04	$15.36		$12.55

Net investment loss(a)	(0.12)		(0.43)	(0.29)		(0.30)	(0.24)	(0.26)		(0.18	)(b)
Net realized and unrealized gain (loss)	(0.29)		(6.67)	6.31		5.41	1.28	4.57		2.99

Net increase (decrease) from investment operations	(0.41)		(7.10)	6.02		5.11	1.04	4.31		2.81

Distributions from net realized gain(c)	—		(2.19)	—		(0.12)	(0.87)	(0.63)		—

Net asset value, end of period	$20.52		$20.93	$30.22		$24.20	$19.21	$19.04		$15.36

Total Return(d)
Based on net asset value	(1.96	)%(e)	(25.61)%	24.88	%(e)	26.72%	6.33%	29.05%		22.39%

Ratios to Average Net Assets(f)
Total expenses	1.82	%(g)	1.78%	1.80	%(g)	1.84%	1.86%	1.94	%(h)	2.11	%(h)

Total expenses after fees waived and/or reimbursed	1.80	%(g)	1.78%	1.79	%(g)	1.80%	1.80%	1.88%		2.10%

Net investment loss	(1.23	)%(g)	(1.51)%	(1.52	)%(g)	(1.42)%	(1.33)%	(1.49)%		(1.30	)%(b)

Supplemental Data
Net assets, end of period (000)	$214,339		$243,284	$357,360		$280,143	$209,923	$164,083		$72,814

Portfolio turnover rate	21%		28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.94%	2.10%

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$32.96		$46.10	$36.66		$28.74		$27.93		$22.14		$17.88

Net investment loss(a)	(0.02)		(0.17)	(0.12)		(0.12)		(0.09)		(0.07)		(0.03	)(b)
Net realized and unrealized gain (loss)	(0.45)		(10.58)	9.56		8.16		1.96		6.62		4.29

Net increase (decrease) from investment operations	(0.47)		(10.75)	9.44		8.04		1.87		6.55		4.26

Distributions from net realized gain(c)	—		(2.39)	—		(0.12)		(1.06)		(0.76)		—

Net asset value, end of period	$32.49		$32.96	$46.10		$36.66		$28.74		$27.93		$22.14

Total Return(d)
Based on net asset value	(1.43	)%(e)	(24.79)%	25.75	%(e)	28.06%		7.47%		30.46%		23.83%

Ratios to Average Net Assets(f)
Total expenses	0.70	%(g)	0.70%	0.70	%(g)	0.73	%(h)	0.76	%(h)	0.80	%(h)	0.95%

Total expenses after fees waived and/or reimbursed	0.70	%(g)	0.70%	0.70	%(g)	0.73%		0.75%		0.76%		0.95%

Net investment loss	(0.13	)%(g)	(0.40)%	(0.42	)%(g)	(0.36)%		(0.31)%		(0.29)%		(0.17	)%(b)

Supplemental Data
Net assets, end of period (000)	$4,550,173		$4,376,642	$3,674,402		$2,011,727		$652,138		$139,138		$4,103

Portfolio turnover rate	21%		28%	22%		35%		38%		43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	0.73%	0.75%	0.80%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$27.28		$38.65	$30.85		$24.34	$23.83	$19.02		$15.47

Net investment loss(a)	(0.10)		(0.37)	(0.25)		(0.24)	(0.19)	(0.22)		(0.14	)(b)
Net realized and unrealized gain (loss)	(0.37)		(8.73)	8.05		6.87	1.65	5.69		3.69

Net increase (decrease) from investment operations	(0.47)		(9.10)	7.80		6.63	1.46	5.47		3.55

Distributions from net realized gain(c)	—		(2.27)	—		(0.12)	(0.95)	(0.66)		—

Net asset value, end of period	$26.81		$27.28	$38.65		$30.85	$24.34	$23.83		$19.02

Total Return(d)
Based on net asset value	(1.72	)%(e)	(25.24)%	25.28	%(e)	27.33%	6.89%	29.63%		22.95%

Ratios to Average Net Assets(f)
Total expenses	1.43	%(g)	1.40%	1.39	%(g)	1.45%	1.47%	1.59	%(h)	1.76%

Total expenses after fees waived and/or reimbursed	1.30	%(g)	1.30%	1.30	%(g)	1.30%	1.30%	1.43%		1.65%

Net investment loss	(0.73	)%(g)	(1.02)%	(1.03	)%(g)	(0.92)%	(0.83)%	(1.05)%		(0.86	)%(b)

Supplemental Data
Net assets, end of period (000)	$92,626		$93,527	$98,300		$59,411	$40,999	$22,880		$10,177

Portfolio turnover rate	21%		28%	22%		35%	38%	43%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.58%	N/A

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$45.31		$64.81	$55.33		$32.63	$31.83	$25.64	$19.18

Net investment loss(a)	(0.06)		(0.30)	(0.28)		(0.22)	(0.10)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	(4.05)		(14.51)	12.67		23.43	1.20	8.25	6.78

Net increase (decrease) from investment operations	(4.11)		(14.81)	12.39		23.21	1.10	8.16	6.66

Distributions from net realized gain(b)	—		(4.69)	(2.91)		(0.51)	(0.30)	(1.97)	(0.20)

Net asset value, end of period	$41.20		$45.31	$64.81		$55.33	$32.63	$31.83	$25.64

Total Return(c)
Based on net asset value	(9.07	)%(d)	(25.09)%	22.68	%(d)	72.07%	3.63%	34.02%	35.13%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	0.94%	0.92	%(f)	0.98%	1.02%	1.10%	1.22	%(g)

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.92%	0.92	%(f)	0.92%	0.92%	0.99%	1.21%

Net investment loss	(0.31	)%(f)	(0.48)%	(0.66	)%(f)	(0.50)%	(0.32)%	(0.32)%	(0.54)%

Supplemental Data
Net assets, end of period (000)	$2,284,643		$2,943,616	$4,958,187		$3,641,519	$1,033,286	$584,654	$147,796

Portfolio turnover rate	18%		29%	25%		27%	33%	49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Service
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19		Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$42.30		$60.86	$52.20		$30.88	$30.22		$24.44	$18.34

Net investment loss(a)		(0.11)	(0.42)	(0.37)		(0.30)	(0.17)		(0.15)	(0.16)

Net realized and unrealized gain (loss)		(3.78)	(13.52)	11.94		22.13	1.13		7.85	6.46

Net increase (decrease) from investment operations		(3.89)	(13.94)	11.57		21.83	0.96		7.70	6.30

Distributions from net realized gain(b)	—		(4.62)	(2.91)		(0.51)	(0.30)		(1.92)	(0.20)

Net asset value, end of period	$38.41		$42.30	$60.86		$52.20	$30.88		$30.22	$24.44

Total Return(c)
Based on net asset value	(9.20	)%(d)	(25.28)%	22.46	%(d)	71.68%	3.36%		33.74%	34.77%

Ratios to Average Net Assets(e)
Total expenses	1.21	%(f)	1.19%	1.17	%(f)	1.19%	1.25	%(g)	1.37%	1.48	%(g)

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.17%	1.16	%(f)	1.17%	1.17%		1.22%	1.47%

Net investment loss	(0.55	)%(f)	(0.73)%	(0.90	)%(f)	(0.74)%	(0.57)%		(0.55)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$46,020		$55,439	$83,886		$50,710	$20,429		$15,208	$6,312

Portfolio turnover rate		18%	29%	25%		27%	33%		49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$41.27		$59.47	$51.06		$30.22	$29.58	$23.95		$17.98

Net investment loss(a)	(0.11)		(0.41)	(0.36)		(0.29)	(0.17)	(0.16)		(0.17)

Net realized and unrealized gain (loss)	(3.69)		(13.19)	11.68		21.64	1.11	7.69		6.34

Net increase (decrease) from investment operations	(3.80)		(13.60)	11.32		21.35	0.94	7.53		6.17

Distributions from net realized gain(b)	—		(4.60)	(2.91)		(0.51)	(0.30)	(1.90)		(0.20)

Net asset value, end of period	$37.47		$41.27	$59.47		$51.06	$30.22	$29.58		$23.95

Total Return(c)
Based on net asset value	(9.21	)%(d)	(25.28)%	22.48	%(d)	71.65%	3.36%	33.70%		34.74%

Ratios to Average Net Assets(e)
Total expenses	1.24	%(f)	1.21%	1.19	%(f)	1.25%	1.29%	1.38	%(g)	1.50%

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.17%	1.17	%(f)	1.17%	1.17%	1.26%		1.49%

Net investment loss	(0.55	)%(f)	(0.73)%	(0.91	)%(f)	(0.74)%	(0.58)%	(0.59)%		(0.83)%

Supplemental Data
Net assets, end of period (000)	$1,450,087		$1,695,648	$2,524,052		$1,773,399	$672,110	$627,626		$271,307

Portfolio turnover rate	18%		29%	25%		27%	33%	49%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.37%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$33.17		$48.77	$42.52		$25.43	$25.13	$20.72		$15.70

Net investment loss(a)	(0.20)		(0.68)	(0.54)		(0.48)	(0.32)	(0.31)		(0.28)
Net realized and unrealized gain (loss)	(2.97)		(10.52)	9.70		18.08	0.92	6.57		5.50

Net increase (decrease) from investment operations	(3.17)		(11.20)	9.16		17.60	0.60	6.26		5.22

Distributions from net realized gain(b)	—		(4.40)	(2.91)		(0.51)	(0.30)	(1.85)		(0.20)

Net asset value, end of period	$30.00		$33.17	$48.77		$42.52	$25.43	$25.13		$20.72

Total Return(c)
Based on net asset value	(9.56	)%(d)	(25.81)%	21.89	%(d)	70.39%	2.60%	32.68%		33.73%

Ratios to Average Net Assets(e)
Total expenses	1.98	%(f)	1.92%	1.91	%(f)	1.98%	2.02%	2.10	%(g)	2.27%

Total expenses after fees waived and/or reimbursed	1.92	%(f)	1.91%	1.90	%(f)	1.92%	1.92%	2.01%		2.25%

Net investment loss	(1.30	)%(f)	(1.47)%	(1.65	)%(f)	(1.49)%	(1.33)%	(1.34)%		(1.59)%

Supplemental Data
Net assets, end of period (000)	$244,267		$291,802	$427,435		$317,792	$152,505	$142,942		$76,957

Portfolio turnover rate	18%		29%	25%		27%	33%	49%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17
Expense ratios	N/A	N/A	N/A	N/A	N/A	2.09%	N/A

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Period from 12/10/19(a) to 09/30/20

Net asset value, beginning of period	$45.37		$64.89	$55.36		$34.59

Net investment loss(b)	(0.05)		(0.24)	(0.24)		(0.16)
Net realized and unrealized gain (loss)	(4.05)		(14.55)	12.68		20.93

Net increase (decrease) from investment operations	(4.10)		(14.79)	12.44		20.77

Distributions from net realized gain(c)	—		(4.73)	(2.91)		—

Net asset value, end of period	$41.27		$45.37	$64.89		$55.36

Total Return(d)
Based on net asset value	(9.04	)%(e)	(25.05)%	22.77	%(e)	60.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.87	%(g)	0.84%	0.83	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.83%	0.82	%(g)	0.86	%(g)

Net investment loss	(0.25	)%(g)	(0.38)%	(0.56	)%(g)	(0.46	)%(g)

Supplemental Data
Net assets, end of period (000)	$122,020		$135,879	$122,568		$75,426

Portfolio turnover rate	18%		29%	25%		27	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17

Net asset value, beginning of period	$41.44		$59.75	$51.37		$30.48	$29.90	$24.20	$18.21

Net investment loss(a)	(0.15)		(0.56)	(0.46)		(0.38)	(0.24)	(0.23)	(0.23)
Net realized and unrealized gain (loss)	(3.70)		(13.25)	11.75		21.78	1.12	7.78	6.42

Net increase (decrease) from investment operations	(3.85)		(13.81)	11.29		21.40	0.88	7.55	6.19

Distributions from net realized gain(b)	—		(4.50)	(2.91)		(0.51)	(0.30)	(1.85)	(0.20)

Net asset value, end of period	$37.59		$41.44	$59.75		$51.37	$30.48	$29.90	$24.20

Total Return(c)
Based on net asset value	(9.29	)%(d)	(25.47)%	22.28	%(d)	71.20%	3.12%	33.35%	34.41%

Ratios to Average Net Assets(e)
Total expenses	1.58	%(f)	1.54%	1.50	%(f)	1.57%	1.60%	1.69%	1.81%

Total expenses after fees waived and/or reimbursed	1.42	%(f)	1.42%	1.42	%(f)	1.42%	1.42%	1.53%	1.77%

Net investment loss	(0.80	)%(f)	(0.98)%	(1.17	)%(f)	(0.99)%	(0.83)%	(0.87)%	(1.11)%

Supplemental Data
Net assets, end of period (000)	$31,109		$35,001	$50,186		$38,907	$18,799	$13,577	$9,700

Portfolio turnover rate	18%		29%	25%		27%	33%	49%	51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Infrastructure Sustainable Opportunities Fund	Infrastructure Sustainable Opportunities	Non-Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (unaudited) (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2022, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (unaudited) (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount(b)
Health Sciences Opportunities
Barclays Capital, Inc.	$8,673,848	$(8,588,600)	$—	$85,248
BNP Paribas SA	786,357	(786,357)	—	—
BofA Securities, Inc.	145,288	(138,600)	—	6,688
Citigroup Global Markets, Inc.	6,226,008	(6,152,350)	—	73,658
Credit Suisse Securities (USA) LLC	72,536	(72,536)	—	—
Goldman Sachs & Co. LLC	23,377,257	(23,203,290)	—	173,967
J.P. Morgan Securities LLC	123,936,938	(123,936,938)	—	—
Jefferies LLC	105,000	(105,000)	—	—
Morgan Stanley	776,680	(749,677)	—	27,003
National Financial Services LLC	659,639	(653,250)	—	6,389
State Street Bank & Trust Co.	245,584	(243,462)	—	2,122
Toronto-Dominion Bank	12,281	(11,950)	—	331
UBS Securities LLC	83,811	(83,811)	—	—

	$165,101,227	$(164,725,821)	$—	$375,406

Infrastructure Sustainable Opportunities
J.P. Morgan Securities LLC	$67,146	$(67,146)	$—	$—

Mid-Cap Growth Equity
Barclays Capital, Inc.	$15,562,616	$(15,562,616)	$—	$—
Citigroup Global Markets, Inc.	39,357,743	(39,357,743)	—	—
Credit Suisse Securities (USA) LLC	274,577	(274,577)	—	—
Goldman Sachs & Co. LLC	89,911,505	(89,911,505)	—	—
J.P. Morgan Securities LLC	213,195,936	(213,195,936)	—	—
Jefferies LLC	2,285,922	(2,285,922)	—	—
Morgan Stanley	193,191,517	(193,191,517)	—	—
National Financial Services LLC	1,170,260	(1,170,260)	—	—
State Street Bank & Trust Co.	4,525,950	(4,525,950)	—	—
Toronto-Dominion Bank	93,942	(93,942)	—	—

	$559,569,968	$(559,569,968)	$—	$—

Technology Opportunities
Barclays Capital, Inc.	$27,560	$(27,560)	$—	$—
Citigroup Global Markets, Inc.	27,245,162	(27,245,162)	—	—
Goldman Sachs & Co. LLC	21,940,270	(21,940,270)	—	—

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received(a)	Net Amount(b)
Technology Opportunities (continued)
J.P. Morgan Securities LLC	$8,450,692	$(8,450,692)	$—	$—
Morgan Stanley	31,780,313	(31,780,313)	—	—
National Financial Services LLC	1,522,648	(1,522,648)	—	—
State Street Bank & Trust Co.	7,110,954	(7,110,954)	—	—
Toronto-Dominion Bank	961,280	(961,280)	—	—

	$99,038,879	$(99,038,879)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (unaudited) (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and, with respect to Capital Appreciation, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees Capital Appreciation
First $1 billion	0.650%
$1 billion - $1.5 billion	0.625
$1.5 billion - $5 billion	0.600
$5 billion - $7.5 billion	0.575
Greater than $7.5 billion	0.550

Average Daily Net Assets	Investment Advisory Fees Health Sciences Opportunities
First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion	0.640

	Investment Advisory Fees
Average Daily Net Assets	Infrastructure Sustainable Opportunities	Technology Opportunities
First $1 billion	0.800%	0.820%
$1 billion - $3 billion	0.750	0.770
$3 billion - $5 billion	0.720	0.740
$5 billion - $10 billion	0.700	0.710
Greater than $10 billion	0.680	0.700

Average Daily Net Assets	Investment Advisory Fees Mid-Cap Growth Equity
First $1 billion	0.700%
$1 billion - $3 billion	0.660
$3 billion - $5 billion	0.630
$5 billion - $10 billion	0.610
$10 billion - $18 billion	0.600
Greater than $18 billion	0.590

With respect to Infrastructure Sustainable Opportunities, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Fund for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Capital Appreciation	$—	$2,116,752	$209,993	$55,698	$2,382,443
Health Sciences Opportunities	44,407	3,809,062	2,515,157	632,037	7,000,663
Infrastructure Sustainable Opportunities	—	123	—	—	123
Mid-Cap Growth Equity	96,143	2,250,843	1,111,585	229,186	3,687,757
Technology Opportunities	61,801	1,915,374	1,303,100	80,844	3,361,119

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Health Sciences Opportunities	$485,147	$3,553	$304,778	$50,339	$42,904	$25,285	$912,006
Infrastructure Sustainable Opportunities	10	—	10	—	860	—	880
Mid-Cap Growth Equity	634,532	7,700	180,314	22,277	447,637	9,176	1,301,636
Technology Opportunities	252,830	4,952	153,488	26,122	12,855	3,238	453,485

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statements of Operations:

Fund Name	Institutional	Total
Capital Appreciation	$50,727	$50,727

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$1,913	$—	$48,143	$4,472	$1,974	$164	$56,666
Health Sciences Opportunities	13,728	153	65,288	13,538	1,220	1,062	94,989
Mid-Cap Growth Equity	15,722	315	50,631	5,920	5,704	658	78,950
Technology Opportunities	16,478	271	34,757	9,271	438	300	61,515

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$341,915	$—	$930,869	$41,337	$15,024	$25,106	$1,354,251
Health Sciences Opportunities	2,447,766	27,218	1,583,785	274,105	12,177	276,894	4,621,945
Infrastructure Sustainable Opportunities	42	—	—	—	1	—	43
Mid-Cap Growth Equity	4,690,579	60,819	1,645,824	141,165	184,678	105,862	6,828,927
Technology Opportunities	1,638,859	26,264	1,000,961	154,498	8,146	36,723	2,865,451

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Capital Appreciation	$17,001
Health Sciences Opportunities	39,868
Mid-Cap Growth Equity	27,112
Technology Opportunities	41,291

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$7,244	$5,473	$20,599	$48,938
Investor C	1,233	9,230	12,083	13,730

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived
Capital Appreciation	$23,527
Health Sciences Opportunities	62,966
Infrastructure Sustainable Opportunities	138
Mid-Cap Growth Equity	73,159
Technology Opportunities	13,212

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund (except Health Sciences Opportunities), the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	N/A	1.00%	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	1.25	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	0.95	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (or June 30, 2033 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended November 30, 2022, Infrastructure Sustainable Opportunities waived and/or reimbursed the Manager investment advisory fees of $136,046, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$5	$—	$—	$—	$852	$—	$857
Mid-Cap Growth Equity	634,532	7,700	180,314	17,495	—	9,176	849,217
Technolog90ry Opportunities	252,830	4,320	153,488	26,122	2,089	3,238	442,087

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class R	Total
Infrastructure Sustainable Opportunities	$26	$—	$—	$—	$—	$26
Mid-Cap Growth Equity	699,785	12,318	509,931	4,358	47,912	1,274,304
Technology Opportunities	603,635	6,522	369,964	45,019	23,357	1,048,497

With respect to the contractual expense limitation of Infrastructure Sustainable Opportunities, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years

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Notes to Financial Statements  (unaudited) (continued)

under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective September 30, 2028 the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

As of November 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
Fund Name/Fund Level/Share Class	2024	2025
Infrastructure Sustainable Opportunities
Fund Level	$198,233	$136,046
Institutional	153	31
Investor A	151	—
Class K	1,479	852

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities retain 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Infrastructure Sustainable Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Infrastructure Sustainable Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Capital Appreciation	$7,061
Health Sciences Opportunities	165,841
Infrastructure Sustainable Opportunities	25
Mid-Cap Growth Equity	131,158
Technology Opportunities	111,599

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Capital Appreciation and Infrastructure Sustainable Opportunities may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Capital Appreciation’s and Infrastructure Sustainable Opportunities’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program. In addition, Infrastructure Sustainable Opportunities is currently permitted to borrow and lend under the Interfund Lending Program.

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Notes to Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2022, Capital Appreciation and Infrastructure Sustainable Opportunities did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Capital Appreciation	$925,927,932	$1,167,721,089
Health Sciences Opportunities	1,191,112,246	1,514,200,462
Infrastructure Sustainable Opportunities	4,243,153	4,860,720
Mid-Cap Growth Equity	2,717,818,255	3,553,057,733
Technology Opportunities	811,973,672	1,289,720,519

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Appreciation	$1,975,763,673	$1,130,391,751	$(138,127,803)	$992,263,948
Health Sciences Opportunities	6,170,526,528	3,798,950,835	(334,424,805)	3,464,526,030
Infrastructure Sustainable Opportunities	9,349,532	291,374	(926,928)	(635,554)
Mid-Cap Growth Equity	11,062,126,936	3,125,210,479	(907,176,332)	2,218,034,147
Technology Opportunities	3,247,294,815	1,214,700,724	(170,264,847)	1,044,435,877

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Funds did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

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Notes to Financial Statements  (unaudited) (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation
Institutional
Shares sold	3,785,921	$105,436,758	9,077,631	$365,178,278
Shares issued in reinvestment of distributions	1,544,991	42,626,290	2,208,629	96,052,412
Shares redeemed	(11,067,030)	(305,932,856)	(6,557,549)	(268,772,260)
	(5,736,118)	$(157,869,808)	4,728,711	$192,458,430
Investor A
Shares sold and automatic conversion of shares	2,174,558	$54,569,717	6,420,981	$239,225,888
Shares issued in reinvestment of distributions	4,104,484	99,656,876	6,684,788	259,138,163
Shares redeemed	(6,192,983)	(154,197,540)	(12,580,937)	(465,390,868)
	86,059	$29,053	524,832	$32,973,183
Investor C
Shares sold	161,878	$2,327,703	417,400	$9,523,681
Shares issued in reinvestment of distributions	321,777	4,466,262	559,182	13,320,882
Shares redeemed and automatic conversion of shares	(513,764)	(7,525,291)	(987,837)	(22,223,382)
	(30,109)	$(731,326)	(11,255)	$621,181
Class K
Shares sold	1,676,925	$48,395,299	2,650,053	$110,099,487
Shares issued in reinvestment of distributions	1,152,500	32,143,212	2,255,335	99,168,670
Shares redeemed	(1,590,824)	(45,603,888)	(4,243,421)	(179,618,463)
	1,238,601	$34,934,623	661,967	$29,649,694
Class R
Shares sold	80,518	$1,490,858	257,323	$7,134,270
Shares issued in reinvestment of distributions	109,522	1,922,110	197,158	5,739,257
Shares redeemed	(131,233)	(2,415,774)	(521,347)	(14,052,755)
	58,807	$997,194	(66,866)	$(1,179,228)
	(4,382,760)	$(122,640,264)	5,837,389	$254,523,260
Health Sciences Opportunities
Institutional
Shares sold	6,231,373	$421,120,686	13,550,039	$1,054,458,394
Shares issued in reinvestment of distributions	4,821,154	316,846,246	5,984,415	466,096,116
Shares redeemed	(11,021,522)	(740,283,371)	(22,567,955)	(1,745,432,325)
	31,005	$(2,316,439)	(3,033,501)	$(224,877,815)
Service
Shares sold	34,621	$2,214,581	49,458	$3,664,984
Shares issued in reinvestment of distributions	39,889	2,470,297	51,296	3,778,993
Shares redeemed	(53,821)	(3,408,363)	(127,959)	(9,488,827)
	20,689	$1,276,515	(27,205)	$(2,044,850)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount
Health Sciences Opportunities (continued)
Investor A
Shares sold and automatic conversion of shares	2,239,742	$142,462,117	5,392,110	$397,992,758
Shares issued in reinvestment of distributions	3,418,712	210,626,864	3,792,616	278,689,830
Shares redeemed	(4,286,267)	(271,833,933)	(7,954,173)	(581,723,514)
	1,372,187	$81,255,048	1,230,553	$94,959,074
Investor C
Shares sold	247,187	$13,050,749	836,719	$53,237,828
Shares issued in reinvestment of distributions	832,560	42,677,038	1,004,187	62,580,022
Shares redeemed and automatic conversion of shares	(1,473,291)	(77,283,298)	(3,233,983)	(201,419,358)
	(393,544)	$(21,555,511)	(1,393,077)	$(85,601,508)
Class K
Shares sold	735,140	$49,881,566	1,698,513	$133,270,886
Shares issued in reinvestment of distributions	445,360	29,309,125	561,988	43,729,235
Shares redeemed	(745,167)	(50,119,610)	(1,876,019)	(144,869,125)
	435,333	$29,071,081	384,482	$32,130,996
Class R
Shares sold	107,923	$6,639,311	359,301	$26,082,993
Shares issued in reinvestment of distributions	304,184	18,187,142	357,082	25,476,530
Shares redeemed	(306,380)	(18,901,412)	(572,860)	(40,780,069)
	105,727	$5,925,041	143,523	$10,779,454
	1,571,397	$93,655,735	(2,695,225)	$(174,654,649)
Infrastructure Sustainable Opportunities
Institutional
Shares sold	137	$1,200	11,003	$110,051	(a)
Shares issued in reinvestment of distributions	27	231	—	2	(a)
Shares redeemed	—	—	(320)	(3,269)(a)
	164	$1,431	10,683	$106,784
Investor A
Shares sold	598	$5,500	10,952	$109,812	(a)
Shares issued in reinvestment of distributions	33	284	—	—
Shares redeemed	(44)	(399)	—	—
	587	$5,385	10,952	$109,812
Class K
Shares sold	101	$865	980,348	$9,803,544	(a)
Shares issued in reinvestment of distributions	13	113	—	—
	114	$978	980,348	$9,803,544
	865	$7,794	1,001,983	$10,020,140
Mid-Cap Growth Equity
Institutional
Shares sold	27,254,787	$862,511,205	84,092,051	$3,672,781,183
Shares issued in reinvestment of distributions	—	—	9,954,734	462,557,816
Shares redeemed	(57,975,205)	(1,806,204,614)	(79,453,974)	(3,261,438,913)
	(30,720,418)	$(943,693,409)	14,592,811	$873,900,086

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Mid-Cap Growth Equity (continued)
Service
Shares sold	212,035	$5,901,104	854,941	$34,641,736
Shares issued in reinvestment of distributions	—	—	146,401	6,102,842
Shares redeemed	(324,983)	(9,210,429)	(771,097)	(29,078,865)
	(112,948)	$(3,309,325)	230,245	$11,665,713
Investor A
Shares sold and automatic conversion of shares	4,509,357	$122,664,749	16,857,882	$647,069,791
Shares issued in reinvestment of distributions	—	—	3,734,682	148,274,848
Shares redeemed	(8,691,164)	(230,711,907)	(17,401,969)	(628,539,903)
	(4,181,807)	$(108,047,158)	3,190,595	$166,804,736
Investor C
Shares sold	307,063	$6,199,824	1,829,067	$53,618,549
Shares issued in reinvestment of distributions	—	—	850,190	25,522,539
Shares redeemed and automatic conversion of shares	(1,485,295)	(29,680,459)	(2,880,629)	(78,703,717)
	(1,178,232)	$(23,480,635)	(201,372)	$437,371
Class K
Shares sold	28,170,985	$880,976,278	75,010,864	$3,289,871,678
Shares issued in reinvestment of distributions	—	—	4,431,881	206,797,826
Shares redeemed	(20,918,779)	(660,524,075)	(26,364,924)	(1,103,248,628)
	7,252,206	$220,452,203	53,077,821	$2,393,420,876
Class R
Shares sold	410,695	$10,846,348	1,783,479	$68,929,237
Shares issued in reinvestment of distributions	—	—	161,778	6,297,421
Shares redeemed	(384,485)	(9,971,275)	(1,059,950)	(37,561,892)
	26,210	$875,073	885,307	$37,664,766
	(28,914,989)	$(857,203,251)	71,775,407	$3,483,893,548
Technology Opportunities
Institutional
Shares sold	9,933,081	$415,319,004	28,834,284	$1,778,526,131
Shares issued in reinvestment of distributions	—	—	5,074,418	339,300,116
Shares redeemed	(19,451,891)	(806,821,259)	(45,442,662)	(2,648,038,246)
	(9,518,810)	$(391,502,255)	(11,533,960)	$(530,211,999)
Service
Shares sold	96,111	$3,729,328	499,665	$29,601,143
Shares issued in reinvestment of distributions	—	—	98,949	6,194,905
Shares redeemed	(208,711)	(8,205,779)	(666,323)	(39,672,879)
	(112,600)	$(4,476,451)	(67,709)	$(3,876,831)
Investor A
Shares sold and automatic conversion of shares	2,694,591	$104,676,459	10,281,016	$602,060,939
Shares issued in reinvestment of distributions	—	—	3,054,990	186,654,164
Shares redeemed	(5,088,313)	(191,949,561)	(14,692,026)	(808,237,783)
	(2,393,722)	$(87,273,102)	(1,356,020)	$(19,522,680)
Investor C
Shares sold	343,802	$10,587,261	1,380,731	$64,636,301
Shares issued in reinvestment of distributions	—	—	764,535	37,880,552
Shares redeemed and automatic conversion of shares	(997,469)	(30,029,742)	(2,113,452)	(92,040,047)
	(653,667)	$(19,442,481)	31,814	$10,476,806

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Technology Opportunities (continued)
Class K
Shares sold	783,905	$33,710,845	3,720,630	$244,270,015
Shares issued in reinvestment of distributions	—	—	207,785	13,921,146
Shares redeemed	(822,084)	(34,714,237)	(2,822,714)	(151,390,233)

	(38,179)	$(1,003,392)	1,105,701	$106,800,928

Class R
Shares sold	97,256	$3,738,846	320,513	$17,676,525
Shares issued in reinvestment of distributions	—	—	61,453	3,776,895
Shares redeemed	(114,167)	(4,297,820)	(377,386)	(20,691,562)

	(16,911)	$(558,974)	4,580	$761,858

	(12,733,889)	$(504,256,655)	(11,815,594)	$(435,571,918)

(a) For the period from September 30, 2021 (commencement of operations) to May 31, 2022.

As of November 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Infrastructure Sustainable Opportunities	Technology Opportunities
Institutional	10,000	—
Investor A	10,000	—
Class K	980,000	8,673

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation and the Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	87

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Infrastructure Sustainable Opportunities Fund.

A D D I T I O N A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt
NVS	Non-Voting Shares

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: January 20, 2023